                                                                  EXECUTION COPY

                        MORTGAGE LOAN PURCHASE AGREEMENT

          THIS MORTGAGE LOAN PURCHASE AGREEMENT (this "Agreement") is dated as of October 27, 2005, between CITIGROUP GLOBAL MARKETS REALTY CORP. (the
"Seller") and CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC. (the "Purchaser").

          The Seller intends to sell, and the Purchaser intends to purchase, certain multifamily and commercial mortgage loans (the "Mortgage Loans")
identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as
Annex A. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust
Fund"), the beneficial ownership of which will be evidenced by multiple classes
(each, a "Class") of mortgage pass-through certificates (the "Certificates").
One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing
Agreement (the "Pooling and Servicing Agreement"), dated as of November 1, 2005, among the Purchaser, as depositor, Midland Loan Services, Inc., as master servicer (the "Master Servicer"), LNR Partners, Inc., as special servicer (the
"Special Servicer"), LaSalle Bank National Association, as trustee (the
"Trustee"), and ABN AMRO Bank N.V., as fiscal agent. Capitalized terms used herein (including the schedules attached hereto) but not defined herein (or in such schedules) have the respective meanings set forth in the Pooling and
Servicing Agreement.

          Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

          SECTION 1. Agreement to Purchase.

          The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,772,763,498 (the "CGMRC Mortgage Loan
Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The CGMRC Mortgage
Loan Balance, together with the aggregate principal balance of the Other
Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of
$3,878,244,727 (subject to a variance of plus or minus 5.0%). The purchase and sale of the Mortgage Loans shall take place on November 15, 2005 or such other date as shall be mutually acceptable to the parties to this Agreement (the
"Closing Date"). The consideration (the "Aggregate Purchase Price") for the
Mortgage Loans shall consist of an amount equal to (i) 98.4279% of the CGMRC
Mortgage Loan Balance as of the Cut-off Date, plus (ii) $3,345,205, which amount represents the amount of interest accrued on the CGMRC Mortgage Loan Balance, as agreed to by the Seller and the Purchaser.

          The Aggregate Purchase Price shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

          SECTION 2. Conveyance of Mortgage Loans.

          (a) Effective as of the Closing Date, subject only to receipt by the
Seller of the Aggregate Purchase Price and satisfaction or waiver of the other conditions to closing that are for the benefit of the Seller (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Aggregate Purchase Price), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing-released basis, together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds and any escrow, reserve or comparable accounts related to the Mortgage Loans, subject, in the case of any Mortgage
Loan that is part of a Loan Combination, to the rights of the holder(s) of any other mortgage loan(s) in the related Loan Combination in such proceeds and reserve or comparable accounts, and further subject to that certain Servicing
Rights Purchase Agreement, dated as of November 15, 2005, between the Master
Servicer and the Seller.

          (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and shall be promptly remitted to, the Seller.

          (c) No later than the Closing Date, the Seller shall, on behalf of the
Purchaser, deliver to the Trustee (with a copy to the Master Servicer and the
Special Servicer within ten Business Days of the Closing Date) the documents and instruments specified below under clauses (i), (ii), (vii), (ix)(A) and (xi)(D)
and shall, not later than the date that is 30 days after the Closing Date, deliver to the Trustee the remaining documents and instruments specified below with respect to each Mortgage Loan that is a Serviced Mortgage Loan (the documents and instruments specified below, collectively, the "Mortgage File").
All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File for each Mortgage Loan that is a Serviced Mortgage Loan shall contain the following documents:

               (i) the original executed Mortgage Note including any power of attorney related to the execution thereof, together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CD1" or

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     in blank (or a lost note affidavit and indemnity with a copy of such
     Mortgage Note attached thereto);

               (ii) an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated
     thereon or certified by the applicable recording office;

               (iii) an original or a copy of any related Assignment of Leases
     (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

               (iv) an original executed assignment, in recordable form (except for any missing recording information and, if delivered in blank, the name of the assignee), of (A) the Mortgage, (B) any related Assignment of Leases
     (if such item is a document separate from the Mortgage) and (C) any other recorded document relating to the Mortgage Loan otherwise included in the
     Mortgage File, in favor of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust,
     Commercial Mortgage Pass-Through Certificates, Series 2005-CD1" (and, in
     the case of a Serviced Loan Combination, also on behalf of the related
     Non-Trust Loan Noteholder(s)), or in blank;

               (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
     (iv) above), in favor of "LaSalle Bank National Association, as trustee for the registered holders of CD 2005-CD1 Commercial Mortgage Trust, Commercial
     Mortgage Pass-Through Certificates, Series 2005-CD1" (and, in the case of a
     Serviced Loan Combination, also on behalf of the related Non-Trust Loan
     Noteholder(s)), or in blank;

               (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the Mortgage Loan has been assumed or consolidated;

               (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

               (viii) any filed copies (bearing evidence of filing) or other evidence of filing reasonably satisfactory to the Purchaser of any prior
     UCC Financing Statements in favor of the originator of the Mortgage Loan or in favor of any assignee prior to the

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     Trustee (but only to the extent the Seller had possession of such UCC
     Financing Statements when it was to deliver the subject Mortgage File on or prior to the Closing Date) and, if there is an effective UCC Financing
     Statement and continuation statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, an original UCC
     Financing Statement assignment, in form suitable for filing in favor of
     "LaSalle Bank National Association, as trustee for the registered holders of CD Commercial Mortgage Trust, Commercial Mortgage Pass-Through
     Certificates, Series 2005-CD1" (and, in the case of any Serviced Loan
     Combination, also on behalf of the related Non-Trust Loan Noteholder(s)), as assignee, or in blank;

               (ix) an original or a copy of any (A) Ground Lease and ground lessor estoppel, (B) loan guaranty or indemnity, (C) secured creditor environmental insurance policy or (D) lease enhancement policy;

               (x) any intercreditor, co-lender or similar agreement relating to permitted debt of the Mortgagor;

               (xi) copies of any (A) loan agreement, (B) escrow agreement, (C)
     security agreement or (D) letter of credit relating to the Mortgage Loan;
     and

               (xii) with respect to each Non-Trust Loan that is part of a
     Serviced Loan Combination, all of the above documents with respect to such
     Non-Trust Loan and the related Loan Combination Intercreditor Agreement;
     provided that a copy of the Mortgage Note relating to each such Non-Trust
     Loan, rather than the original, shall be provided, and no endorsements to such note shall be provided.

          (d) The Seller shall take all actions reasonably necessary to permit the Trustee to fulfill its obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement, including bearing the out-of-pocket costs and expenses of the Trustee in connection with the performance by the Trustee of its recording, filing and delivery obligations pursuant to Section 2.01(d) of the
Pooling and Servicing Agreement.

          (e) All documents and records (except draft documents, attorney-client privileged communications and internal correspondence, credit underwriting or due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations and other underwriting analysis of the Seller) relating to, and necessary for the servicing and administration of, each Mortgage Loan (other than the Outside Serviced Mortgage Loan) and in the Seller's possession that are not required to be delivered to the Trustee shall promptly be delivered or caused to be delivered by the Seller to the Master Servicer or at the direction of the Master Servicer to the appropriate sub-servicer, together with any related escrow amounts and reserve amounts.

          (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller which secure any Mortgage Loan. Without limiting the generality of the foregoing, if a draw upon a letter of credit is required before its transfer to the Trust Fund can be completed, the

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Seller shall draw upon such letter of credit for the benefit of the Trust pursuant to written instructions from the Master Servicer.

          SECTION 3. Representations, Warranties and Covenants of Seller.

          (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

               (i) The Seller is a corporation organized and validly existing and in good standing under the laws of the State of New York and possesses all requisite authority, power, licenses, permits and franchises to carry on its business as currently conducted by it and to execute, deliver and comply with its obligations under the terms of this Agreement;

               (ii) This Agreement has been duly and validly authorized,
     executed and delivered by the Seller and, assuming due authorization, execution and delivery hereof by the Purchaser, constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the enforcement of creditors' rights in general and by general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law), and by public policy considerations underlying the securities laws, to the extent that such public policy considerations limit the enforceability of the provisions of this Agreement which purport to provide indemnification from liabilities under applicable securities laws;

               (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
     Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a material default (or an event which, with notice or lapse of time, or both, would constitute a material default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

               (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or have consequences that would materially and adversely affect its performance hereunder;

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               (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained);

               (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of, or compliance by the Seller with, this
     Agreement or the consummation of the transactions contemplated by this
     Agreement except as have previously been obtained, and no bulk sale law applies to such transactions;

               (vii) No litigation is pending or, to the Seller's knowledge, threatened against the Seller that would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the performance by the Seller of its obligations under this Agreement; and

               (viii) Under generally accepted accounting principles ("GAAP")
     and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
     Purchaser in exchange for consideration consisting of the Aggregate
     Purchase Price. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

          (b) The Seller hereby makes, on the date hereof and on the Closing
Date, the representations and warranties contained in Schedule I and Schedule II hereto with respect to each Mortgage Loan, for the benefit of the Purchaser, which representations and warranties are subject to the exceptions set forth on
Schedule III.

          (c) If the Seller receives written notice of a Document Defect or a
Breach pursuant to Section 2.03(a) of the Pooling and Servicing Agreement
relating to a Mortgage Loan, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the
REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or
Breach, provided the Seller receives such notice in a timely manner), if such
Document Defect or Breach shall materially and adversely affect the value of the applicable Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of actual losses and any Additional Trust
Fund

                                        6

Expenses directly resulting therefrom or, if such Document Defect or Breach
(other than omissions solely due to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i)
repurchase the affected Mortgage Loan at the applicable Purchase Price not later than the end of such 90-day period, or (ii) substitute a Qualified Substitute
Mortgage Loan for such affected Mortgage Loan not later than the end of such
90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the Master Servicer for deposit into the Certificate Account, any
Substitution Shortfall Amount in connection therewith; provided, however, that, if a Document Defect or Breach is capable of being cured but not within such
90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, then unless such Document Defect or Breach would cause the Mortgage Loan not to be a
Qualified Mortgage, such Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute for the related
Mortgage Loan); and provided, further, that with respect to such additional
90-day period the Seller shall have delivered an officer's certificate to the
Trustee setting forth what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is an uncured Document Defect, the Seller shall provide the officer's certificate to the Trustee described above as to the reasons such Document Defect remains uncured and as to the actions being taken to pursue cure.

          No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of the Trust Fund. Periodic Payments due with respect to any Qualified
Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund and shall be remitted to the Seller promptly following receipt.

          (d) If (i) any Mortgage Loan is required to be repurchased or substituted for in the manner described above, (ii) such Mortgage Loan is a
Crossed Loan, and (iii) the applicable Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other
Crossed Loan in such Crossed Group (without regard to this paragraph), then the applicable Document Defect or Breach, as the case may be, will be deemed to constitute a Document Defect or Breach, as the case may be, as to each other
Crossed Loan in the Crossed Group for purposes of this paragraph, and the Seller will be required to repurchase or substitute for the remaining Crossed Loan(s)
in the related Crossed Group as provided in the immediately preceding paragraph unless such other Crossed Loans in such Crossed Group satisfy the Crossed Loan
Repurchase Criteria and satisfy all other criteria for substitution or repurchase, as applicable, of Mortgage Loans set forth herein or in the Pooling and Servicing Agreement. In the event that the remaining Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document
Defect or Breach exists or to repurchase or substitute for all of the Crossed
Loans in the related Crossed Group. The Seller shall be responsible for the cost of any Appraisal required to be obtained by the Master Servicer to determine if the Crossed Loan Repurchase Criteria have been satisfied, so long as the scope and cost of such Appraisal has been approved by the Seller

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(such approval not to be unreasonably withheld). To the extent that the Seller is required to purchase or substitute for a Crossed Loan hereunder in the manner prescribed above while the Purchaser continues to hold any other Crossed Loans in such Crossed Group, neither the Seller nor the Purchaser shall enforce any remedies against the other's Primary Collateral, but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed
Loans, including, with respect to the Purchaser, the Primary Collateral securing the Crossed Loans still held by the Purchaser, so long as such exercise does not materially impair the ability of the other party to exercise its remedies against its Primary Collateral.

          If the exercise of remedies by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary
Collateral securing the Crossed Loans held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage
Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner that complies with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents or, if not specified in the related Mortgage Loan documents, on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan included in the Trust Fund is modified to terminate the related cross-collateralization and/or cross-default provisions, as a condition to such modification, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event. Any expenses incurred by the Purchaser in connection with such modification or accommodation
(including but not limited to recoverable attorney fees) shall be paid by the
Seller.

          Notwithstanding any of the foregoing provisions of this Section 3(d), if there is a Document Defect or Breach (which Document Defect or Breach shall materially and adversely affect the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released or substituted pursuant to the terms of any partial release or substitution provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released or substituted) and, to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the Master Servicer, the Special
Servicer, the Trustee or the Trust Fund in connection with such release or substitution, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the related Mortgage Loan documents and the
Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

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          (e) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a
Servicing Officer certifying as to the receipt of the Purchase Price or
Substitution Shortfall Amount(s), as applicable, in the Certificate Account, and the delivery of the Mortgage File(s) and the Servicing File(s) for the related
Qualified Substitute Mortgage Loan(s) to the Custodian and the Master Servicer,
respectively, if applicable, (i) the Trustee shall execute and deliver such endorsements and assignments as are provided to it by the Master Servicer, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller, the legal and beneficial ownership of each repurchased
Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the
Custodian, the Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the Master Servicer and the Special Servicer
shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loans.

          (f) Without limiting the remedies of the Purchaser, the
Certificateholders or the Trustee on behalf of the Certificateholders pursuant to this Agreement, it is acknowledged that the representations and warranties are being made for risk allocation purposes. This Section 3 provides the sole remedy available to the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

          SECTION 4. Representations and Warranties of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents and warrants for the benefit of the Seller as of the date hereof that:

          (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Purchaser has the full corporate power and authority and legal right to acquire the Mortgage
Loans from the Seller and to transfer the Mortgage Loans to the Trustee.

          (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (i) laws relating to bankruptcy, insolvency, reorganization, receivership or moratorium, (ii) other laws relating to or affecting the rights of creditors generally, or (iii) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

          (c) Except as may be required under federal or state securities laws
(and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of or

                                        9

compliance by the Purchaser with this Agreement, or the consummation by the
Purchaser of any transaction described in this Agreement.

          (d) None of the acquisition of the Mortgage Loans by the Purchaser, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Purchaser, results or will result in the creation or imposition of any lien on any of the Purchaser's assets or property, or conflicts or will conflict with, results or will result in a breach of, or constitutes or will constitute a default under (i) any term or provision of the
Purchaser's articles of association or bylaws, (ii) any term or provision of any material agreement, contract, instrument or indenture, to which the Purchaser is a party or by which the Purchaser is bound, or (iii) any law, rule, regulation, order, judgment, writ, injunction or decree of any court or governmental authority having jurisdiction over the Purchaser or its assets, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

          (e) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a
sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of the Aggregate Purchase Price.

          (f) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

          (g) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or governmental agency, which default might have consequences that would materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

          SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the
"Closing") shall be held at the offices of Sidley Austin Brown & Wood LLP, New
York, New York on the Closing Date.

          The Closing shall be subject to each of the following conditions:

          (a) All of the representations and warranties of the Seller set forth in or made pursuant to Section 3(a) and Section 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

                                       10

          (b) The Pooling and Servicing Agreement (to the extent it affects the obligations of the Seller hereunder) and all documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters, the Initial
Purchasers and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

          (c) The Seller shall have delivered and released to the Trustee (or a
Custodian on its behalf) and the Master Servicer, respectively, all documents represented to have been or required to be delivered to the Trustee and the
Master Servicer pursuant to Section 2 of this Agreement;

          (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall each have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

          (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;
and

          (f) Letters from the independent accounting firm of Ernst & Young LLP in form satisfactory to the Purchaser, relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and
Prospectus Supplement, respectively.

          Both parties agree to use their best efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

          SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

          (a) This Agreement duly executed by the Purchaser and the Seller;

          (b) A certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the
Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

          (c) An officer's certificate from the Seller, dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected
or

                                       11

appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

          (d) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus Supplement and nothing has come to his attention that would lead him to believe that the Specified Portions of the Prospectus
Supplement, as of the date of the Prospectus Supplement or as of the Closing
Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or the Seller or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage
Loans or the Seller, in light of the circumstances under which they were made, not misleading, and (ii) such officer has examined the Specified Portions of the
Memorandum and nothing has come to his attention that would lead him to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans or the Seller, in the light of the circumstances under which they were made, not misleading. The "Specified Portions" of the Prospectus Supplement
shall consist of Annexes A-1, A-2, A-3, A-4, A-5 and B thereto (insofar as the information contained in such annexes relates to the Mortgage Loans), the diskette which accompanies the Prospectus Supplement (insofar as such diskette is consistent with such Annexes A-1, A-2, A-3, A-4, A-5 and B) and the following sections of the Prospectus Supplement (to the extent they relate to the Seller or the Mortgage Loans and exclusive of any statements in such sections that purport to summarize the servicing and administration provisions of the Pooling and Servicing Agreement): "Summary of Prospectus Supplement--Relevant
Parties--Mortgage Loan Sellers," "Summary of Prospectus Supplement--The
Underlying Mortgage Loans and the Mortgaged Real Properties," "Risk
Factors--Risks Related to the Underlying Mortgage Loans," and "Description of
the Mortgage Pool." The "Specified Portions" of the Memorandum shall consist of the Specified Portions of the Prospectus Supplement and "Summary of the Offering
Memorandum--Relevant Parties--Mortgage Loan Sellers".

          (e) The certificate of incorporation and by-laws of the Seller, and a certificate of good standing of the Seller issued by the State of New York not earlier than sixty (60) days prior to the Closing Date;

          (f) A written opinion of counsel for the Seller (which opinion may be from in-house counsel, outside counsel or a combination thereof), relating to certain corporate and enforceability matters and reasonably satisfactory to the
Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions as may be required by the Rating Agencies; and

          (g) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the sale of the Mortgage Loans by the Seller to the Purchaser.

                                       12

          SECTION 7. Costs. The Seller shall pay (or shall reimburse the
Purchaser to the extent that the Purchaser has paid) the Seller's pro rata portion of the aggregate of the following amounts (the Seller's pro rata portion to be determined according to the percentage that the CGMRC Mortgage Loan
Balance represents as of the Cut-off Date Pool Balance, the exact amount of which shall be as set forth in or determined pursuant to the memorandum of understanding, to which the Seller and the Purchaser (or affiliates thereof) are parties, with respect to the transactions contemplated by this Agreement): (i)
the costs and expenses of delivering the Pooling and Servicing Agreement and the
Certificates; (ii) the costs and expenses of printing (or otherwise reproducing)
and delivering a preliminary and final Prospectus and Memorandum relating to the
Certificates; (iii) the initial fees, costs, and expenses of the Trustee
(including reasonable attorneys' fees); (iv) the filing fee charged by the
Securities and Exchange Commission for registration of the Certificates so registered; (v) the fees charged by the Rating Agencies to rate the Certificates so rated; (vi) the fees and disbursements of a firm of certified public accountants selected by the Purchaser and the Seller with respect to numerical information in respect of the Mortgage Loans and the Certificates included in the Prospectus, the Memorandum and any related Computational Materials or ABS
Term Sheets, including in respect of the cost of obtaining any "comfort letters"
with respect to such items; (vii) the reasonable out-of-pocket costs and expenses in connection with the qualification or exemption of the Certificates under state securities or "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel in connection therewith, in connection with the preparation of any "Blue Sky" survey and in connection with any determination of the eligibility of the Certificates for investment by institutional investors and the preparation of any legal investment survey;
(viii) the expenses of printing any such "Blue Sky" survey and legal investment survey; and (ix) the reasonable fees and disbursements of counsel to the
Underwriters and the Initial Purchasers. All other costs and expenses in connection with the transactions contemplated hereunder shall be borne by the party incurring such expense.

          SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 hereof be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the
Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then,
(a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the Uniform
Commercial Code of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 hereof shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage
Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including, without limitation, all amounts, other than investment earnings, from time to time held or invested in the Certificate
Account, the Distribution Account or, if established, the REO Account (each as defined in the Pooling and Servicing Agreement) whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by Section 1 hereof shall be deemed to

                                       13

be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the
Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the Uniform Commercial Code of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons
(other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the
Pooling and Servicing Agreement, and in connection therewith the Seller authorizes the Purchaser to file any and all appropriate Uniform Commercial Code financing statements.

          SECTION 9. Covenants of Purchaser. The Purchaser shall provide the
Seller with all forms of Disclosure Materials (including the final form of the
Memorandum and the preliminary and final forms of the Prospectus Supplement)
promptly upon any such document becoming available.

          SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and telecopied or delivered to the intended recipient at the "Address for Notices" specified beneath its name on the signature pages hereof or, as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

          SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

          SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not

                                       14

invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law which prohibits or renders void or unenforceable any provision hereof.

          SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

          SECTION 14. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS, DUTIES,
OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN
ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO
INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS
LAW SHALL APPLY TO THIS AGREEMENT.

          SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party which obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party which commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

          SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

          SECTION 17. Successors and Assigns. The rights and obligations of the
Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters and the Initial Purchasers (as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

                                       15

          SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party, or third party beneficiary, against whom such waiver or modification is sought to be enforced. No amendment to the
Pooling and Servicing Agreement which relates to defined terms contained therein, Section 2.01(d) thereof or the repurchase obligations or any other obligations of the Seller shall be effective against the Seller (in such capacity) unless the Seller shall have agreed to such amendment in writing.

          SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement.

          SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

                   [SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

                                       16

          IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                                 SELLER

                                                 CITIGROUP GLOBAL MARKETS REALTY
                                                    CORP.

                                                 By: /s/ Angela Vleck
                                                     ---------------------------
                                                     Name: Angela J. Vleck
                                                     Title: Authorized Agent

                                                 Address for Notices:

                                                 388 Greenwich Street
                                                 New York, New York 10013
                                                    Telecopier No.: 212-816-8307
                                                    Telephone No.: 212-816-8087

                                                 PURCHASER

                                                 CITIGROUP COMMERCIAL MORTGAGE
                                                    SECURITIES INC.

                                                 By: /s/ Angela Vleck
                                                     ---------------------------
                                                     Name: Angela Vleck
                                                     Title: Vice President

                                                 Address for Notices:

                                                 388 Greenwich Street
                                                 New York, New York 10013

                                                 Telecopier No.: 212-816-8307
                                                 Telephone No.: 212-816-8087

                        MORTGAGE LOAN PURCHASE AGREEMENT

                                   SCHEDULE I

                 GENERAL MORTGAGE REPRESENTATIONS AND WARRANTIES

          1. The information pertaining to each Mortgage Loan set forth in the
     Mortgage Loan Schedule was true and correct in all material respects as of the Cut-off Date.

          2. As of the date of its origination, such Mortgage Loan and the interest (exclusive of any default interest, late charges or prepayment premiums) contracted for thereunder, complied in all material respects with, or was exempt from, all requirements of federal, state or local law relating to the origination of such Mortgage Loan, including those pertaining to usury.

          3. Immediately prior to the sale, transfer and assignment to the
     Purchaser, the Seller had good and marketable title to, and was the sole owner of, each Mortgage Loan, and the Seller is transferring such Mortgage
     Loan free and clear of any and all liens, pledges, charges or security interests of any nature encumbering such Mortgage Loan. Upon consummation of the transactions contemplated by the Mortgage Loan Purchase Agreement, the Seller will have validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to such Mortgage Loan free and clear of any pledge, lien or security interest.

          4. The proceeds of such Mortgage Loan have been fully disbursed
     (except if such Mortgage Loan is a Mortgage Loan as to which a portion of the funds disbursed are being held in escrow or reserve accounts) and there is no requirement for future advances thereunder by the Mortgagee.

          5. Each related Mortgage Note, Mortgage, Assignment of Leases (if any)
     and other agreement executed by the Mortgagor in connection with such
     Mortgage Loan is a legal, valid and binding obligation of the related
     Mortgagor (subject to any non-recourse provisions therein and any state anti-deficiency or market value limit deficiency legislation), enforceable in accordance with its terms, except (a) that certain provisions contained in such Mortgage Loan documents are or may be unenforceable in whole or in part under applicable state or federal laws, but neither the application of any such laws to any such provision nor the inclusion of any such provisions renders any of the Mortgage Loan documents invalid as a whole and such Mortgage Loan documents taken as a whole are enforceable to the extent necessary and customary for the practical realization of the rights and benefits afforded thereby and (b) as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditors' rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). The related Mortgage Note and Mortgage contain no

                                       I-1

     provision limiting the right or ability of the Seller to assign, transfer and convey the related Mortgage Loan to any other Person.

          6. As of the date of its origination, there was no valid offset, defense, counterclaim, abatement or right to rescission with respect to any of the related Mortgage Notes, Mortgage(s) or other agreements executed in connection therewith, and, as of the Cut-off Date, there is no valid offset, defense, counterclaim or right to rescission with respect to such
     Mortgage Note, Mortgage(s) or other agreements, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

          7. Each related assignment of Mortgage and assignment of Assignment of
     Leases from the Seller to the Trustee constitutes the legal, valid and binding assignment from the Seller, except as such enforcement may be limited by bankruptcy, insolvency, redemption, reorganization, liquidation, receivership, moratorium or other laws relating to or affecting creditors'
     rights generally or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Each
     Mortgage and Assignment of Leases is freely assignable.

          8. Each related Mortgage is a valid and enforceable first lien on the related Mortgaged Property subject only to the exceptions set forth in representation (5) above and the following title exceptions (each such title exception, a "Title Exception", and collectively, the "Title
     Exceptions"): (a) the lien of current real property taxes, ground rents, water charges, sewer rents and assessments not yet due and payable, (b)
     covenants, conditions and restrictions, rights of way, easements and other matters of public record, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged
     Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
     Mortgaged Property, (c) the exceptions (general and specific) and exclusions set forth in the applicable policy described in representation
     (12) below or appearing of record, none of which, individually or in the aggregate, materially interferes with the current use of the Mortgaged
     Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the
     Mortgaged Property, (d) other matters to which like properties are commonly subject, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the Mortgaged Property or the security intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property,
     (e) the right of tenants (whether under ground leases, space leases or operating leases) at the Mortgaged Property to remain following a foreclosure or similar proceeding (provided that such tenants are performing under such leases) and (f) if such Mortgage Loan is cross-collateralized with any other Mortgage Loan, the lien of the Mortgage for such other Mortgage Loan, none of which, individually or in the aggregate, materially and adversely interferes with the current use of the
     Mortgaged Property or the security

                                       I-2

     intended to be provided by such Mortgage or with the Mortgagor's ability to pay its obligations under the Mortgage Loan when they become due or materially and adversely affects the value of the Mortgaged Property.
     Except with respect to cross-collateralized and cross-defaulted Mortgage
     Loans and Mortgage Loans that are part of a Loan Combination, there are no mortgage loans that are senior or pari passu with respect to the related
     Mortgaged Property or such Mortgage Loan.

          9. UCC Financing Statements have been filed and/or recorded (or, if not filed and/or recorded, have been submitted in proper form for filing and recording) in all public places necessary at the time of the origination of each Mortgage Loan to perfect a valid security interest in all items of personal property reasonably necessary to operate the
     Mortgaged Property owned by a Mortgagor and located on the related
     Mortgaged Property (other than any personal property subject to a purchase money security interest or a sale and leaseback financing arrangement permitted under the terms of such Mortgage Loan or any other personal property leases applicable to such personal property), to the extent perfection may be effected pursuant to applicable law by recording or filing, and the Mortgages, security agreements, chattel Mortgages or equivalent documents related to and delivered in connection with the related Mortgage Loan establish and create a valid and enforceable lien and priority security interest on such items of personalty except as such enforcement may be limited by bankruptcy, insolvency, receivership, reorganization, moratorium, redemption, liquidation or other laws affecting the enforcement of creditor's rights generally, or by general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law). Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

          10. All real estate taxes and governmental assessments, or installments thereof, which would be a lien on the Mortgaged Property and that prior to the Cut-off Date have become delinquent in respect of each related Mortgaged Property have been paid, or an escrow of funds in an amount sufficient to cover such payments has been established. For purposes of this representation and warranty, real estate taxes and governmental assessments and installments thereof shall not be considered delinquent until the earlier of (a) the date on which interest and/or penalties would first be payable thereon and (b) the date on which enforcement action is entitled to be taken by the related taxing authority.

          11. To the Seller's actual knowledge as of the Cut-off Date, and to the Seller's actual knowledge based solely upon due diligence customarily performed with the origination of comparable mortgage loans by the Seller, each related Mortgaged Property was free and clear of any material damage
     (other than deferred maintenance for which escrows were established at origination) that would materially and adversely affect the value of such
     Mortgaged Property as security for the Mortgage Loan and to the Seller's actual knowledge as of the Cut-off Date there was no proceeding pending for the total or partial condemnation of such Mortgaged Property.

                                       I-3

          12. The lien of each related Mortgage as a first priority lien in the original principal amount of such Mortgage Loan (and, in the case of a
     Mortgage Loan that is part of a Loan Combination, in the original
     (aggregate, if applicable) principal amount of the other mortgage loan(s)
     constituting the related Loan Combination) after all advances of principal
     (as set forth on the Mortgage Loan Schedule) is insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, insuring the Seller, its successors and assigns, subject only to the Title Exceptions; the
     Seller or its successors or assigns is the named insured of such policy;
     such policy is assignable without consent of the insurer and will inure to the benefit of the Trustee as mortgagee of record; such policy is in full force and effect upon the consummation of the transactions contemplated by this Agreement; all premiums thereon have been paid; no material claims have been made under such policy and the Seller has not done anything, by act or omission, and the Seller has no actual knowledge of any matter, which would impair or diminish the coverage of such policy. The insurer issuing such policy is either (x) a nationally recognized title insurance company or (y) qualified to do business in the jurisdiction in which the related Mortgaged Property is located to the extent required; such policy contains no material exclusions for, or affirmatively insures (except for any Mortgaged Property located in a jurisdiction where such insurance is not available) (a) access to a public road or (b) against any loss due to encroachments of any material portion of the improvements thereon.

          13. As of the date of its origination, all insurance coverage required under each related Mortgage was in full force and effect with respect to each related Mortgaged Property, which insurance covered such risks as were customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged
     Property is located, and with respect to a fire and extended perils insurance policy, was in an amount (subject to a customary deductible) at least equal to the lesser of (i) the replacement cost of improvements located on such Mortgaged Property, or (ii) the original principal balance of the Mortgage Loan (and, in the case of a Mortgage Loan that is part of a
     Loan Combination, in the original (aggregate, if applicable) principal amount of the other mortgage loan(s) constituting the related Loan
     Combination), and in any event, in an amount necessary to prevent operation of any co-insurance provisions, and, except if such Mortgaged Property is operated as a mobile home park, such Mortgaged Property is also covered by business interruption or rental loss insurance, in an amount at least equal to 12 months of operations of the related Mortgaged Property (or in the case of a Mortgaged Property without any elevator, 6 months); and as of the
     Cut-off Date, to the actual knowledge of the Seller, all insurance coverage required under each Mortgage, which insurance covers such risks and is in such amounts as are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property in the jurisdiction in which such Mortgaged Property is located, is in full force and effect with respect to each related Mortgaged Property; and all premiums due and payable through the Closing Date have been paid; and no notice of termination or cancellation with respect to any such insurance policy has been received by the Seller. Except for certain amounts not greater than amounts which would be considered prudent by a commercial and multifamily mortgage lending institution with respect to a similar mortgage loan and which are set

                                       I-4

     forth in the related Mortgage, any insurance proceeds in respect of a casualty loss are required to be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property or (ii) to the reduction of the outstanding principal balance of the Mortgage Loan, subject in either case to requirements with respect to leases at the related Mortgaged Property and to other exceptions customarily provided for by prudent commercial and multifamily mortgage lending institutions for similar loans. The Mortgaged Property is also covered by comprehensive general liability insurance against claims for personal and bodily injury, death or property damage occurring on, in or about the related Mortgaged
     Property, in an amount customarily required by prudent commercial and multifamily mortgage lending institutions.

          The insurance policies contain a standard mortgagee clause naming the holder of the related Mortgage, its successors and assigns as loss payee, in the case of a property insurance policy, and additional insured in the case of a liability insurance policy, and provide that they are not terminable without 30 days prior written notice to the Mortgagee (or, with respect to non-payment, 10 days prior written notice to the Mortgagee) or such lesser period as prescribed by applicable law. Each Mortgage requires that the Mortgagor maintain insurance as described above or permits the
     Mortgagee to require insurance as described above, and permits the
     Mortgagee to purchase such insurance at the Mortgagor's expense if
     Mortgagor fails to do so.

          14. Other than payments due but not yet 30 days or more delinquent, to the Seller's actual knowledge, based upon due diligence customarily performed with the servicing of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions, there is no material default, breach, violation or event of acceleration existing under the related Mortgage or the related Mortgage Note, and to the Seller's actual knowledge no event (other than payments due but not yet delinquent)
     which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default, breach, violation or event of acceleration; provided, however, that this representation and warranty does not address or otherwise cover any default, breach, violation or event of acceleration that specifically pertains to any matter otherwise covered by any other representation and warranty made by the Seller in any paragraph of this Schedule I or in any paragraph of Schedule II; and the Seller has not waived any material default, breach, violation or event of acceleration under such Mortgage or
     Mortgage Note, except for a written waiver contained in the related
     Mortgage File being delivered to the Purchaser, and pursuant to the terms of the related Mortgage or the related Mortgage Note and other documents in the related Mortgage File no Person or party other than the holder of such
     Mortgage Note may declare any event of default or accelerate the related indebtedness under either of such Mortgage or Mortgage Note.

          15. As of the Closing Date, each Mortgage Loan is not, and in the prior 12 months (or since the date of origination if such Mortgage Loan has been originated within the past 12 months), has not been, 30 days or more past due in respect of any Scheduled Payment.

                                       I-5

          16. Except with respect to ARD Loans, which provide that the rate at which interest accrues thereon increases after the Anticipated Repayment
     Date, the Mortgage Rate (exclusive of any default interest, late charges or prepayment premiums) of such Mortgage Loan is a fixed rate.

          17. Each related Mortgage does not provide for or permit, without the prior written consent of the holder of the Mortgage Note, each related
     Mortgaged Property to secure any other promissory note or obligation except as expressly described in such Mortgage or other Mortgage Loan document.

          18. Each Mortgage Loan is directly secured by a Mortgage on a commercial property or a multifamily residential property, and either (a)
     substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect the portion of such commercial or multifamily residential property that consists of an interest in real property (within the meaning of Treasury Regulations Sections 1.856-3(c) and 1.856-3(d)) and
     such interest in real property was the only security for such Mortgage Loan as of the Testing Date (as defined below), or (b) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan (i) as of the
     Testing Date, or (ii) as of the Closing Date. For purposes of the previous sentence, (A) the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to such Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is on a parity with the Mortgage Loan, and (B) the "Testing Date" shall be the date on which the referenced Mortgage Loan was originated unless (1) such
     Mortgage Loan was modified after the date of its origination in a manner that would cause a "significant modification" of such Mortgage Loan within the meaning of Treasury Regulations Section 1.1001-3(b), and (2) such
     "significant modification" did not occur at a time when such Mortgage Loan was in default or when default with respect to such Mortgage Loan was reasonably foreseeable. However, if the referenced Mortgage Loan has been subjected to a "significant modification" after the date of its origination and at a time when such Mortgage Loan was not in default or when default with respect to such Mortgage Loan was not reasonably foreseeable, the
     Testing Date shall be the date upon which the latest such "significant modification" occurred.

          19. One or more environmental site assessments, updates or transaction screens thereof were performed by an environmental consulting firm independent of the Seller and the Seller's affiliates with respect to each related Mortgaged Property during the 18-months preceding the origination of the related Mortgage Loan, and the Seller, having made no independent inquiry other than to review the report(s) prepared in connection with the assessment(s), updates or transaction screens referenced herein, has no actual knowledge and has received no notice of any material and adverse environmental condition or circumstance affecting such Mortgaged Property that was not disclosed in such report(s). If any such environmental report identified any Recognized Environmental Condition (REC), as that term is defined in the Standard Practice for Environmental Site Assessments: Phase
     I Environmental Site Assessment Process Designation: E 1527-00, as
     recommended by the American Society for Testing and Materials (ASTM), with respect to the related Mortgaged Property and the same have not

                                       I-6

     been subsequently addressed in all material respects, then either (i) an escrow greater than 100% of the amount identified as necessary by the environmental consulting firm to address the REC is held by the Seller for purposes of effecting same (and the related Mortgagor has covenanted in the
     Mortgage Loan documents to perform such work), (ii) the related Mortgagor or other responsible party having financial resources reasonably estimated to be adequate to address the REC is required to take such actions or is liable for the failure to take such actions, if any, with respect to such circumstances or conditions as have been required by the applicable governmental regulatory authority or any environmental law or regulation,
     (iii) the related Mortgagor has provided a secured creditor environmental insurance policy (in which case such Mortgage Loan is identified on Annex A to this Schedule I), (iv) an operations and maintenance plan has been or will be implemented or (v) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation. All environmental assessments or updates that were in the possession of the Seller and that relate to a Mortgaged Property insured by an environmental insurance policy have been delivered to or disclosed to the environmental insurance carrier issuing such policy prior to the issuance of such policy.

          20. Each related Mortgage and Assignment of Leases, together with applicable state law, contains customary and enforceable provisions for comparable mortgaged properties similarly situated such as to render the rights and remedies of the holder thereof adequate for the practical realization against the Mortgaged Property of the benefits of the security, including realization by judicial or, if applicable, non-judicial foreclosure, subject to the effects of bankruptcy, insolvency, reorganization, receivership, moratorium, redemption, liquidation or similar laws affecting the rights of creditors and the application of principles of equity.

          21. At the time of origination and, to the actual knowledge of Seller as of the Cut-off Date, no Mortgagor is a debtor in, and no Mortgaged
     Property is the subject of, any state or federal bankruptcy or insolvency proceeding.

          22. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, each Mortgage Loan is a whole loan and contains no equity participation by the Seller or shared appreciation feature and does not provide for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property or, other than the ARD Loans, provide for negative amortization. The Seller holds no preferred equity interest in the related Mortgagor.

          23. Subject to certain exceptions, which are customarily acceptable to prudent commercial and multifamily mortgage lending institutions lending on the security of property comparable to the related Mortgaged Property, each related Mortgage or loan agreement contains provisions for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without complying with the requirements of the Mortgage or loan agreement,
     (a) the related Mortgaged Property, or any controlling interest in the related Mortgagor, is directly transferred or sold (other than by reason of family and estate planning transfers, transfers by devise, descent or operation of law upon the death or incapacity of a member, general partner or shareholder of the related

                                       I-7

     Mortgagor, transfers of less than a controlling interest in a mortgagor, issuance of non-controlling new equity interests, transfers among existing members, partners or shareholders in the Mortgagor or an affiliate thereof, transfers among affiliated Mortgagors with respect to cross-collateralized and cross-defaulted Mortgage Loans or multi-property Mortgage Loans or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan, such as pledges of ownership interest that do not result in a change of control) or a substitution or release of collateral is effected other than in the circumstances specified in representation (26)
     below, or (b) the related Mortgaged Property is encumbered in connection with subordinate financing by a lien or security interest against the related Mortgaged Property, other than any existing permitted additional debt.

          24. Except as set forth in the related Mortgage File, the terms of the related Mortgage Note and Mortgage(s) have not been waived, modified, altered, satisfied, impaired, canceled, subordinated or rescinded in any manner which materially interferes with the security intended to be provided by such Mortgage.

          25. Each related Mortgaged Property was inspected by or on behalf of the related originator or an affiliate during the 12-month period prior to the related origination date.

          26. Since origination, no material portion of the related Mortgaged
     Property has been released from the lien of the related Mortgage in any manner which materially and adversely affects the value of the Mortgage
     Loan or materially interferes with the security intended to be provided by such Mortgage, and, except with respect to Mortgage Loans (a) which permit defeasance by means of substituting for the Mortgaged Property (or, in the case of a Mortgage Loan secured by multiple Mortgaged Properties, one or more of such Mortgaged Properties) "government securities" within the meaning of Treasury Regulation Section 1.860G-2(a)(8)(i) sufficient to pay the Mortgage Loans (or portions thereof) in accordance with their terms,
     (b) where a release of the portion of the Mortgaged Property was contemplated at origination and such portion was not considered material for purposes of underwriting the Mortgage Loan, (c) where release is conditional upon the satisfaction of certain underwriting and legal requirements and the payment of a release price that represents adequate consideration for such Mortgaged Property or the portion thereof that is being released, (d) which permit the related Mortgagor to substitute a replacement property in compliance with REMIC Provisions or (e) which permit the release(s) of unimproved out-parcels or other portions of the
     Mortgaged Property that will not have a material adverse affect on the underwritten value of the security for the Mortgage Loan or that were not allocated any value in the underwriting during the origination of the
     Mortgage Loan, the terms of the related Mortgage do not provide for release of any portion of the Mortgaged Property from the lien of the Mortgage except in consideration of payment in full therefor.

          27. To the Seller's actual knowledge, based upon a letter from governmental authorities, a legal opinion, an endorsement to the related title policy, an architect's letter or zoning consultant's report or based upon other due diligence considered reasonable by prudent commercial and multifamily mortgage lending institutions in the area where the

                                       I-8

     applicable Mortgaged Property is located, as of the date of origination of such Mortgage Loan and as of the Cut-off Date, there are no material violations of any applicable zoning ordinances, building codes and land laws applicable to the Mortgaged Property or the use and occupancy thereof which (a) are not insured by an ALTA lender's title insurance policy (or a binding commitment therefor), or its equivalent as adopted in the applicable jurisdiction, or a law and ordinance insurance policy or (b)
     would have a material adverse effect on the value, operation or net operating income of the Mortgaged Property.

          28. To the Seller's actual knowledge based on surveys and/or the title policy referred to herein obtained in connection with the origination of each Mortgage Loan, none of the material improvements which were included for the purposes of determining the appraised value of the related
     Mortgaged Property at the time of the origination of the Mortgage Loan lies outside of the boundaries and building restriction lines of such property
     (except Mortgaged Properties which are legal non-conforming uses), to an extent which would have a material adverse affect on the value of the
     Mortgaged Property or related Mortgagor's use and operation of such
     Mortgaged Property (unless affirmatively covered by title insurance) and no improvements on adjoining properties encroached upon such Mortgaged
     Property to any material and adverse extent (unless affirmatively covered by title insurance).

          29. With respect to at least 95% of the Seller's Mortgage Loans (by principal balance) having a Cut-off Date Balance in excess of 1% of the
     Initial Pool Balance, the related Mortgagor has covenanted in its organizational documents and/or the Mortgage Loan documents to own no significant asset other than the related Mortgaged Property or Mortgaged
     Properties, as applicable, and assets incidental to its ownership and operation of such Mortgaged Property, and to hold itself out as being a legal entity, separate and apart from any other Person.

          30. No advance of funds has been made other than pursuant to the loan documents, directly or indirectly, by the Seller to the Mortgagor and, to the Seller's actual knowledge, no funds have been received from any Person other than the Mortgagor, for or on account of payments due on the Mortgage
     Note or the Mortgage.

          31. As of the date of origination and, to the Seller's actual knowledge, as of the Cut-off Date, there was no pending action, suit or proceeding, or governmental investigation of which it has received notice, against the Mortgagor or the related Mortgaged Property the adverse outcome of which could reasonably be expected to materially and adversely affect such Mortgagor's ability to pay principal, interest or any other amounts due under such Mortgage Loan or the security intended to be provided by the
     Mortgage Loan documents or the current use of the Mortgaged Property.

          32. As of the date of origination, and, to the Seller's actual knowledge, as of the Cut-off Date, if the related Mortgage is a deed of trust, a trustee, duly qualified under applicable law to serve as such, has either been properly designated and serving under such Mortgage or may be substituted in accordance with the Mortgage and applicable law.

                                       I-9

          33. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, the related Mortgage Note is not secured by any collateral that secures a mortgage loan that is not in the Trust Fund and each
     Mortgage Loan that is cross-collateralized is cross-collateralized only with other Mortgage Loans sold pursuant to this Agreement.

          34. The improvements located on the Mortgaged Property are either not located in a federally designated special flood hazard area or the
     Mortgagor is required to maintain or the mortgagee maintains, flood insurance with respect to such improvements and such insurance policy is in full force and effect.

          35. All escrow deposits and payments required pursuant to the Mortgage
     Loan as of the Closing Date required to be deposited with the Seller in accordance with the Mortgage Loan documents have been so deposited, and to the extent not disbursed or otherwise released in accordance with the related Mortgage Loan documents, are in the possession, or under the control, of the Seller or its agent and there are no deficiencies in connection therewith.

          36. To the Seller's actual knowledge, based on the due diligence customarily performed in the origination of comparable mortgage loans by prudent commercial and multifamily mortgage lending institutions with respect to the related geographic area and properties comparable to the related Mortgaged Property, as of the date of origination of the Mortgage
     Loan, the related Mortgagor was in possession of all material licenses, permits and authorizations then required for use of the related Mortgaged
     Property, and, as of the Cut-off Date, the Seller has no actual knowledge that the related Mortgagor was not in possession of such licenses, permits and authorizations.

          37. The origination (or acquisition, as the case may be) practices used by the Seller or its affiliates with respect to the Mortgage Loan have been in all material respects legal and the servicing and collection practices used by the Seller or its affiliates with respect to the Mortgage
     Loan have met customary industry standards for servicing of commercial mortgage loans for conduit loan programs.

          38. Except for any Mortgage Loan secured by a Mortgagor's leasehold interest in the related Mortgaged Property, the related Mortgagor (or its affiliate) has title in the fee simple interest in each related Mortgaged
     Property.

          39. The Mortgage Loan documents for each Mortgage Loan provide that each Mortgage Loan is non-recourse to the related Mortgagor except that the related Mortgagor accepts responsibility for fraud and/or other intentional material misrepresentation. The Mortgage Loan documents for each Mortgage
     Loan provide that the related Mortgagor shall be liable to the lender for losses incurred due to the misapplication or misappropriation of rents collected in advance or received by the related Mortgagor after the occurrence of an event of default and not paid to the Mortgagee or applied to the Mortgaged Property in the ordinary course of business, misapplication or conversion by the Mortgagor of insurance proceeds or condemnation

                                      I-10

     awards or breach of the environmental covenants in the related Mortgage
     Loan documents.

          40. Subject to the exceptions set forth in representation (5), the
     Assignment of Leases set forth in the Mortgage or separate from the related
     Mortgage and related to and delivered in connection with each Mortgage Loan establishes and creates a valid, subsisting and enforceable lien and security interest in the related Mortgagor's interest in all leases, subleases, licenses or other agreements pursuant to which any Person is entitled to occupy, use or possess all or any portion of the real property.

          41. With respect to such Mortgage Loan, any prepayment premium constitutes a "customary prepayment penalty" within the meaning of Treasury
     Regulations Section 1.860G-1(b)(2).

          42. If such Mortgage Loan contains a provision for any defeasance of mortgage collateral, such Mortgage Loan permits defeasance (a) no earlier than two years after the Closing Date, and (b) only with substitute collateral constituting "government securities" within the meaning of
     Treasury Regulations Section 1.860G-2(a)(8)(i) in an amount sufficient to make all scheduled payments under the Mortgage Note. In addition, if such
     Mortgage contains such a defeasance provision, it provides (or otherwise contains provisions pursuant to which the holder can require) that an opinion be provided to the effect that such holder has a first priority perfected security interest in the defeasance collateral. The related
     Mortgage Loan documents permit the lender to charge all of its expenses associated with a defeasance to the Mortgagor (including rating agencies'
     fees, accounting fees and attorneys' fees), and provide that the related
     Mortgagor must deliver (or otherwise, the Mortgage Loan documents contain certain provisions pursuant to which the lender can require) (i) an accountant's certification as to the adequacy of the defeasance collateral to make payments under the related Mortgage Loan for the remainder of its term, (ii) an Opinion of Counsel that the defeasance complies with all applicable REMIC Provisions, and (iii) assurances from the Rating Agencies that the defeasance will not result in the withdrawal, downgrade or qualification of the ratings assigned to the Certificates. Notwithstanding the foregoing, some of the Mortgage Loan documents may not affirmatively contain all such requirements, but such requirements are effectively present in such documents due to the general obligation to comply with the
     REMIC Provisions and/or deliver a REMIC Opinion of Counsel.

          43. To the extent required under applicable law as of the date of origination, and necessary for the enforceability or collectability of the
     Mortgage Loan, the originator of such Mortgage Loan was authorized to do business in the jurisdiction in which the related Mortgaged Property is located at all times when it originated and held the Mortgage Loan.

          44. Neither the Seller nor any affiliate thereof has any obligation to make any capital contributions to the Mortgagor under the Mortgage Loan.

          45. Except with respect to any Mortgage Loan that is part of a Loan
     Combination, none of the Mortgaged Properties are encumbered, and none of the

                                      I-11

     Mortgage Loan documents permit the related Mortgaged Property to be encumbered subsequent to the Closing Date without the prior written consent of the holder thereof, by any lien securing the payment of money junior to or of equal priority with, or superior to, the lien of the related Mortgage
     (other than Title Exceptions, taxes, assessments and contested mechanics and materialmen's liens that become payable after the after the Cut-off
     Date of the related Mortgage Loan).

                                      I-12

                             ANNEX A (TO SCHEDULE I)

  Mortgage Loans as to Which the Related Mortgagor Obtained a Secured Creditor
                         Environmental Insurance Policy.

                        Loan Number       Loan/Property Name
                        -----------       ------------------
                            220            Aldi-Bethel Park
                            222         Edgewood at the Gables
                            223           Minnesota Estates I

                                      I-13

                                   SCHEDULE II

                   GROUND LEASE REPRESENTATIONS AND WARRANTIES

          With respect to each Mortgage Loan secured by a leasehold interest
(except with respect to any Mortgage Loan also secured by a fee interest in the related Mortgaged Property), the Seller represents and warrants the following with respect to the related Ground Lease:

          1. Such Ground Lease or a memorandum thereof has been or will be duly recorded no later than 30 days after the Closing Date and such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage or, if consent of the lessor thereunder is required, it has been obtained prior to the Closing Date.

          2. Upon the foreclosure of the Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such ground lease is assignable to the mortgagee under the leasehold estate and its assigns without the consent of the lessor thereunder (or, if any such consent is required, it has been obtained prior to the Closing Date).

          3. Such Ground Lease may not be amended, modified, canceled or terminated without the prior written consent of the mortgagee and any such action without such consent is not binding on the mortgagee, its successors or assigns, except termination or cancellation if (a) an event of default occurs under the Ground Lease, (b) notice thereof is provided to the mortgagee and (c) such default is curable by the mortgagee as provided in the Ground Lease but remains uncured beyond the applicable cure period.

          4. To the actual knowledge of the Seller, at the Closing Date, such
     Ground Lease is in full force and effect and other than payments due but not yet 30 days or more delinquent, (a) there is no material default, and
     (b) there is no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a material default under such Ground Lease.

          5. The ground lease or ancillary agreement between the lessor and the lessee requires the lessor to give notice of any default by the lessee to the mortgagee. The ground lease or ancillary agreement further provides that no notice of default given is effective against the mortgagee unless a copy has been given to the mortgagee in a manner described in the ground lease or ancillary agreement.

          6. The ground lease (a) is not subject to any liens or encumbrances superior to, or of equal priority with, the Mortgage, subject, however, to only the Title Exceptions or (b) is subject to a subordination, non-disturbance and attornment agreement to which the mortgagee on the lessor's fee interest in the Mortgaged Property is subject.

          7. A mortgagee is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under the ground

                                      II-1

     lease) to cure any curable default under such Ground Lease before the lessor thereunder may terminate such Ground Lease.

          8. Such Ground Lease has an original term (together with any extension options, whether or not currently exercised, set forth therein all of which can be exercised by the mortgagee if the mortgagee acquires the lessee's rights under the Ground Lease) that extends not less than 20 years beyond the Stated Maturity Date.

          9. Under the terms of such Ground Lease, any estoppel or consent letter received by the mortgagee from the lessor, and the related Mortgage, taken together, any related insurance proceeds or condemnation award (other than in respect of a total or substantially total loss or taking) will be applied either to the repair or restoration of all or part of the related
     Mortgaged Property, with the mortgagee or a trustee appointed or approved by it having the right to hold and disburse such proceeds as repair or restoration progresses, or to the payment or defeasance of the outstanding principal balance of the Mortgage Loan, together with any accrued interest
     (except in cases where a different allocation would not be viewed as commercially unreasonable by any commercial mortgage lender, taking into account the relative duration of the ground lease and the related Mortgage and the ratio of the market value of the related Mortgaged Property to the outstanding principal balance of such Mortgage Loan).

          10. The ground lease does not impose any restrictions on subletting that would be viewed as commercially unreasonable by a prudent commercial and multifamily mortgage lending institution.

          11. The ground lessor under such Ground Lease is required to enter into a new lease upon termination of the Ground Lease for any reason, including the rejection of the Ground Lease in bankruptcy.

                                      II-2

                                  SCHEDULE III

               EXCEPTIONS TO GENERAL MORTGAGE REPRESENTATIONS AND
                      WARRANTIES (SET FORTH IN SCHEDULE I)

Representation #8

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Sprout's Farmers Market      With respect to the loans listed to the
         Fortunoff-Southampton        left, certain tenants or others have a
                                      right of first refusal to purchase the
                                      related Mortgaged Property (or a portion
                                      thereof) in the event the related
                                      Mortgagor elects to sell the related
                                      Mortgaged Property. While such right of
                                      first refusal would not apply to a
                                      foreclosure acquisition of the Mortgaged
                                      Property by the mortgage lender, such
                                      right of first refusal would apply to
                                      subsequent sales of the Mortgaged
                                      Property.
--------------------------------------------------------------------------------

Representation #11

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Springhill Business Center   With respect to the loan listed to the
                                      left, the local county is planning on
                                      condemning approximately 4,500 square feet
                                      of parking area of the Mortgaged Property
                                      in order to widen an existing roadway. The
                                      Mortgaged Borrower is to receive
                                      approximately $580,000 in exchange for
                                      such condemnation and the applicable
                                      Property Zoning Report shows that the
                                      Mortgaged Property will retain its legal
                                      conforming status despite the loss of the
                                      parking area.
--------------------------------------------------------------------------------

Representation #19

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         DNP Electronics              With respect to the loan listed to the
                                      left, an environmental site assessment was
                                      obtained May 5, 2004.
--------------------------------------------------------------------------------

Representation #23

                                      III-1

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Chico Mall                   With respect to the loans listed to the
         Maine Mall                   left, the related loan documents permit
         Fairfax Corner Mall          the Mortgagor to obtain the release of one
                                      or more parcels or outlots proposed to be
                                      transferred to a third party in connection
                                      with the expansion or other development of
                                      the related Mortgaged Property upon
                                      satisfaction of certain conditions,
                                      including among others, that (i) no
                                      default or event of default have occurred
                                      and be continuing under the Mortgage Loan,
                                      (ii) the parcel is vacant, non-income
                                      producing and unimproved and (iii) the
                                      value of the release parcel is less than
                                      5% of the total land value of the
                                      Mortgaged Property or the rating agencies
                                      confirm that the release will not result
                                      in a downgrade, withdrawal or
                                      qualification of the then-current ratings
                                      assigned to the certificates.
--------------------------------------------------------------------------------
         One Financial                With respect to the loan listed to the
                                      left, the loan documents permit the
                                      Mortgagor to transfer tenant-in-common
                                      ownership interests in the Mortgaged
                                      Property to up to thirty tenants-in-common
                                      after August 11, 2006 and before August
                                      11, 2013, but the sponsor or designated
                                      persons affiliated with the sponsor is
                                      required to maintain a 25% interest in the
                                      Mortgaged Property.
--------------------------------------------------------------------------------
         River Marketplace            With respect to the loans listed to the
         University Place             left, any current Mortgagor to the related
                                      loan may transfer its tenant in common
                                      interest in the applicable Mortgaged
                                      Property to any other Mortgagor without
                                      Lender's consent, but with prior written
                                      notice to Lender, provided that at
                                      Lender's request each related Mortgagor
                                      shall (a) enter into such reasonable
                                      documents as Lender may require whereby
                                      each Mortgagor reaffirms their obligations
                                      under the related Loan Documents, and (b)
                                      provide a date down endorsement to
                                      Lender's loan policy of title insurance
                                      reflecting such transfer and the
                                      continuing first priority lien of the
                                      Mortgage notwithstanding such transfer
                                      (applicable Mortgagor shall pay or
                                      reimburse Lender on demand for all
                                      reasonable expenses (including, without
                                      limitation, reasonable attorneys' fees and
                                      disbursements, title search costs and
                                      title insurance endorsement premiums)
                                      incurred by Lender in connection with the
                                      foregoing), and (ii) transfers of publicly
                                      traded shares of the applicable sponsor
                                      (or shares of the applicable sponsor
                                      traded in a private offering, provided
                                      such private offering does not result in a
                                      change in control of the applicable
                                      sponsor) shall be permitted without
                                      Lender's consent
--------------------------------------------------------------------------------

Representation #26

                                      III-2

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Chico Mall                   The related loan documents permit the
         Maine Mall                   Mortgagor to obtain the release of one or
         Fairfax Corner Mall          more parcels or outlots proposed to be
                                      transferred to a third party in connection
                                      with the expansion or other development of
                                      the related Mortgaged Property upon
                                      satisfaction of certain conditions,
                                      including among others, that (i) no
                                      default or event of default have occurred
                                      and be continuing under the Mortgage Loan,
                                      (ii) the parcel is vacant, non-income
                                      producing and unimproved and (iii) the
                                      value of the release parcel is less than
                                      5% of the total land value of the
                                      Mortgaged Property or the rating agencies
                                      confirm that the release will not result
                                      in a downgrade, withdrawal or
                                      qualification of the then-current ratings
                                      assigned to the certificates.
--------------------------------------------------------------------------------
         Lockwood Medical Office      With respect to the loans listed to the
         TPMC                         left, the related Mortgage Loan Documents
                                      permit the partial release of a portion of
                                      the related Mortgaged Property which was
                                      not allocated any value in the
                                      underwriting during the origination of the
                                      respective loans, provided that certain
                                      conditions precedent set forth in the
                                      related Mortgage Loan Documents are
                                      satisfied.
--------------------------------------------------------------------------------

Representation #29

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Gwynedd Corporate Center     With respect to the loans listed to the
         1180                         left, the related Mortgagor is not a
         CVS@Flowood                  special purpose entity.
         633 Third Avenue
--------------------------------------------------------------------------------

Representation #31

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Fountainhead Park I & II     With respect to the loan listed to the
                                      left, the Securities and Exchange
                                      Commission (SEC) has opened an
                                      investigation concerning a sponsor of the
                                      Mortgagor, Triple Net Properties
                                      (Sponsor), with respect to certain of the
                                      Sponsor's activities relating to
                                      disclosures contained in securities
                                      offerings in which the Sponsor was a part.
--------------------------------------------------------------------------------

Representation #39

                                      III-3

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Corners at the Mall          With respect to the loan listed to the
                                      left, the Mortgagor holds title as an
                                      estate for years. The holder of the
                                      remainder interest joined the mortgage
                                      acknowledging and agreeing that such
                                      remainder interest gets extinguished upon
                                      foreclosure by the Lender.
--------------------------------------------------------------------------------

Representation 43

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Fairfax Corner Mall          With respect to the loan listed to the
                                      left, the loan documents also permit, as
                                      defeasance collateral, any collateral
                                      which complies with REMIC and with respect
                                      to which a rating agency confirmation has
                                      been obtained.
--------------------------------------------------------------------------------

Representation 46

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Gateway Center               The Ground Lease provides that as security
                                      for the performance of its obligations
                                      under the Ground Lease, the Mortgagor has
                                      collaterally assigned to the landlord all
                                      of the Mortgagor's right, title and
                                      interest in each contract, agreement,
                                      approval, license, permit and the like
                                      with respect to the Mortgaged Property,
                                      together with all intangible personal
                                      property (collectively, the "Contractual
                                      Obligations"). The Contractual Obligations
                                      are also security for the loan under the
                                      terms and the mortgage and constitute part
                                      of the Mortgaged Property. The collateral
                                      assignment is subject to the rights of a
                                      so called "Senior Recognized Leasehold
                                      Mortgagee" (which would include Lender and
                                      its successors and assigns) under its
                                      mortgage document.
--------------------------------------------------------------------------------

                                      III-4

            EXCEPTIONS TO GROUND LEASE REPRESENTATIONS AND WARRANTIES
                           (SET FORTH IN SCHEDULE II)

Representation #3

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Fairfax Corner Mall          With respect to the loan listed to the
                                      left, the lease provides that landlord
                                      must give notices of termination,
                                      cancellation, surrender and modifications
                                      of the applicable lease (if the same
                                      reduces the term of the applicable lease
                                      or increases Mortgagor's financial
                                      obligations thereunder). Mortgagor and
                                      Lender agree in the loan documents that
                                      Mortgagor may not amend or modify (in any
                                      material respect), cancel or terminate the
                                      lease without Lender's prior consent.
--------------------------------------------------------------------------------

Representation #9

                                      III-5

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Gateway Center               With respect to the loan listed to the
                                      left, which is secured by the Mortgagor's
                                      leasehold interest in a ground lease, the
                                      Ground Lease provides that in the event a
                                      casualty renders 25% or more of the
                                      replacement costs of the improvements on
                                      the Mortgaged Property untenantable, then
                                      the Mortgagor may elect (in lieu of
                                      rebuilding and repairing the improvements)
                                      to terminate the Ground Lease, which
                                      termination would only be effective after
                                      paying to the landlord a payment out of
                                      the insurance proceeds equal to the
                                      greater of (i) 15% of the then-full
                                      replacement costs of the improvements on
                                      the Mortgaged Property or (ii) on or
                                      before June 5, 2011, $7,500,000 or, after
                                      June 5, 2011, $10,000,000. In this event
                                      not all of the proceeds would be available
                                      to rebuild or restore the Mortgaged
                                      Property or be applied to the payment of
                                      the outstanding principal balance of the
                                      loan. Under the mortgage, the Mortgagor
                                      may not elect to terminate the Ground
                                      Lease unless prior to such election
                                      Mortgagor has obtained the written
                                      agreement of Seller consenting to
                                      Mortgagor's election to terminate the
                                      Ground Lease and agreeing to the
                                      application of the insurance proceeds to
                                      the payment of the casualty termination
                                      payment. In addition, the Ground Lease
                                      provides that if the Ground Lease is
                                      terminated as a result of the
                                      condemnation, the landlord is entitled to
                                      receive out of any condemnation award the
                                      fair market value of the fee interest in
                                      the Mortgaged Property, plus any
                                      reversionary present value, if any
                                      (collectively, the "Landlord's Interest").
                                      The first 10% of any condemnation award
                                      received is paid to the landlord until the
                                      landlord has been paid in full for the
                                      amount of the Landlord's Interest. In this
                                      event not all of the award would be
                                      available to rebuild or restore the
                                      Mortgaged Property or be applied to the
                                      payment of the outstanding principal
                                      balance of the loan.
--------------------------------------------------------------------------------
         Fairfax Corner Mall          With respect to the loan listed to the
                                      left, under the applicable lease, casualty
                                      proceeds are deposited and maintained in
                                      an account with a financial institution or
                                      trust company having a long-term credit
                                      rating of not less than "AA" by S&P.
                                      Landlord under the applicable lease agreed
                                      that it shall only withdraw such proceeds
                                      as restoration of the building progresses
                                      solely in order to pay for such
                                      restoration in satisfaction of the terms
                                      and conditions of the applicable lease.
                                      Until the consummation of the restoration,
                                      landlord agreed that it will not use the
                                      sums for any purpose other than for the
                                      restoration of the premises demised to the
                                      Mortgagor under the applicable lease in
                                      accordance with customary construction
                                      practices.
--------------------------------------------------------------------------------

                                      III-6

Representation #10

--------------------------------------------------------------------------------
 Loan
Number            Loan Name                    Description of Exception
--------------------------------------------------------------------------------
         Gateway Center               With respect to the loan listed to the
                                      left, which is secured by the Mortgagor's
                                      leasehold interest in a ground lease, the
                                      Ground Lease places restrictions on the
                                      Mortgagor's ability to sublet the
                                      Mortgaged Property without the landlord's
                                      consent. Particularly, the Mortgagor only
                                      has the right to sublet the Mortgaged
                                      Property without the landlord's consent if
                                      the following conditions are satisfied:
                                      (1) the sublease is not for more than 20%
                                      of the rentable area of the improvements,
                                      (2) rent is not less than the fair market
                                      value (for the first 10 years of the
                                      Ground Lease rent shall be deemed to be
                                      fair market value if it is not less than
                                      rent payable by Keane, Inc.), (3) the use
                                      is permitted under the Ground Lease, and
                                      (4) the term expires not later than the
                                      last day of the term of the Ground Lease.
                                      In addition, no sublease is effective
                                      until the Mortgagor has delivered a copy
                                      of the sublease to the landlord and a
                                      written certification from the Mortgagor
                                      that the sublease requirements have been
                                      satisfied. The landlord may not
                                      unreasonably withhold its consent to a
                                      sublease if (1) the creditworthiness of
                                      the Mortgagor is satisfactory to the
                                      landlord, (2) the rent payable is fair
                                      market rent and the terms are commercially
                                      reasonable, (3) the use is permitted under
                                      the Ground Lease, (4) the term does not
                                      extend beyond the term of the Ground
                                      Lease, and (5) the proposed subtenant is
                                      not an affiliate of the Mortgagor. The
                                      landlord has agreed to a provision in the
                                      estoppel certificate whereby it confirms
                                      that the current subtenants at the
                                      Mortgaged Property are approved by the
                                      landlord
--------------------------------------------------------------------------------

                                      III-7

                                     ANNEX A

                             MORTGAGE LOAN SCHEDULE

 Loan Number        Mortgage Loan Seller       Loan Group Number                                          Loan / Property Name
------------------------------------------------------------------------------------------------------------------------------------

      3                     CGM                        1             Maine Mall
      4                     CGM                        1             100 East Pratt
------------------------------------------------------------------------------------------------------------------------------------
      5                     CGM                        1             TPMC Portfolio
     5a                                                              Park Tower South
     5b                                                              Park Tower North
     5c                                                              Innova Parking Garage
     5d                                                              Innova Theater and Retail
------------------------------------------------------------------------------------------------------------------------------------
      9                     CGM                        1             Fairfax Corner
     14                     CGM                        1             One Financial Plaza
     15                     CGM                        1             Chico Mall
     17                     CGM                        1             Gateway Center
     22                     CGM                        1             Millennium Park
     24                     CGM                        1             University Place
------------------------------------------------------------------------------------------------------------------------------------
     25                     CGM                        1             University of Phoenix
     25a                                                             4150 South Riverpoint Parkway
     25b                                                             3125 East Wood Street
     25c                                                             517 North Westhill Blvd
------------------------------------------------------------------------------------------------------------------------------------
     26                     CGM                        1             Wynfrey Hotel
     27                     CGM                        1             Hamilton Village
     28                     CGM                        1             Saint Paul Plaza
     33                     CGM                        1             Johnson City Crossing
     36                     CGM                        1             River Marketplace
     37                     CGM                        2             The Exchange at Luther Street
     38                     CGM                        1             633 Third Avenue
     41                     CGM                        1             Townsend Building
     43                     CGM                        1             Riverchase Galleria Office Tower
     45                     CGM                        1             ICI-Glidden Research Center
     47                     CGM                        1             ConnectiCare Office Building
     48                     CGM                        1             Village Square at Kiln Creek
     50                     CGM                        1             Fountainhead Park I & II
     51                     CGM                        1             Pacific Corporate Center
     52                     CGM                        1             Lockwood Medical Offices
     53                     CGM                        1             201 Broadway
     58                     CGM                        1             Great Indoors - Sears - Alpha Road
     59                     CGM                        1             The Crossing at Walkers Brook
     62                     CGM                        1             Shoppes at Hope Valley
     64                     CGM                        1             Meridian Town Center
     65                     CGM                        1             The Shops at Cedar Point
     66                     CGM                        1             Dellview Marketplace
     67                     CGM                        1             Eddystone Crossing
     68                     CGM                        1             Springhill Business Center
     69                     CGM                        1             Ralphs Grocery - Los Angeles, CA
     70                     CGM                        1             Baseline Foothills
     73                     CGM                        1             Westar/Polaris II
     75                     CGM                        1             Lakeview Village
     78                     CGM                        1             Perry's Ocean Edge Resort
     80                     CGM                        1             Constant Friendship Center
------------------------------------------------------------------------------------------------------------------------------------
     81                     CGM                        1             100 & 200 Foxborough (aka) Harlfinger Portfolio
     81a                                                             100 Foxborough Boulevard
     81b                                                             200 Foxborough Boulevard
------------------------------------------------------------------------------------------------------------------------------------
     83                     CGM                        1             Crossings Shopping Center
     86                     CGM                        1             Henderson Carriage House
     87                     CGM                        1             G and G Shopping Center
     88                     CGM                        1             Perry Hall Marketplace
     89                     CGM                        1             Lovejoy Square
     91                     CGM                        1             7100 Old Landover
------------------------------------------------------------------------------------------------------------------------------------
                                                                     Crowe Office Portfolio
     93                     CGM                        1             Comerica Tower
     94                     CGM                        1             Texas Moline
------------------------------------------------------------------------------------------------------------------------------------
     96                     CGM                        2             Plantation Apartments
     97                     CGM                        1             Southgate Mall
     98                     CGM                        1             Springhill Suites - Northfolk, VA
     99                     CGM                        1             Plaza Palomino
     100                    CGM                        1             Residence Inn - Charlotte, NC
     101                    CGM                        1             Canyon Lakes Plaza
     102                    CGM                        1             North Atlanta Physicians MOB II
     103                    CGM                        1             Stow Company Self Storage
     104                    CGM                        1             Prospect Hill Road
     105                    CGM                        2             Fairmont Apartments
     106                    CGM                        1             250 Ballardvale Street
     108                    CGM                        1             Robb & Stucky - Altamonte Springs, FL
     109                    CGM                        1             Howard Johnson Express Inn
     112                    CGM                        1             Scott Town Center
     113                    CGM                        1             902-958 Highland Avenue
     115                    CGM                        1             16808 Armstrong Ave.
     116                    CGM                        1             Courtyard by Marriott - Chesapeake, VA
     118                    CGM                        1             6610 Cabot Drive
     120                    CGM                        1             Granite Bay Village
     121                    CGM                        1             Crain Towers
     122                    CGM                        1             Yellow Breeches
     124                    CGM                        1             Corners At The Mall
------------------------------------------------------------------------------------------------------------------------------------
     126                    CGM                        1             Torrey Chase Buildings
    126a                                                             14505 Torrey Chase
    126b                                                             14425 Torrey Chase
    126c                                                             13700 Veterans Memorial
------------------------------------------------------------------------------------------------------------------------------------
     127                    CGM                        1             Super K - Port Huron, MI
     132                    CGM                        1             Mountain Park Plaza
     133                    CGM                        1             Freeman Medical Tower
     139                    CGM                        1             Ayr Town Center
     143                    CGM                        1             Sports Authority - Chicago, IL
     146                    CGM                        1             Residence Inn - Huntersville, NC
     148                    CGM                        1             North Atlanta Physicians MOB III
     149                    CGM                        2             The Westbury
     151                    CGM                        1             Holiday Lane Retail
     152                    CGM                        1             Holiday Inn Express - Vacaville, CA
     153                    CGM                        1             Best Buy and Gander Mountain
     154                    CGM                        1             North Atlanta Physicians MOB I
     157                    CGM                        1             DNP Electronics
     158                    CGM                        1             Oakview Medical Building
     159                    CGM                        1             Marple Commons
     160                    CGM                        1             Windwood Centre
     162                    CGM                        1             Atrium at Willowchase
     163                    CGM                        1             Sprouts Farmers Market & 99 Cent Store
     164                    CGM                        1             Circuit City - Manchester, CT
     165                    CGM                        1             Springhill Suites - Concord, NC
     166                    CGM                        1             1 & 5 Forbes Road
     167                    CGM                        1             Summit Centre
     169                    CGM                        1             Gwynedd Corporate Ctr 1180
     172                    CGM                        1             Fresenius Medical Distribution Center
     174                    CGM                        1             2150 Joshua Path
     176                    CGM                        1             Donato at Wall
     178                    CGM                        1             Cheyenne Crossing
     179                    CGM                        1             Top Foods - Yakima, WA
     181                    CGM                        2             Georgetown Apartments
     183                    CGM                        1             Sannuti Portfolio
     184                    CGM                        1             Builders FirstSource
     186                    CGM                        1             Burlington Self Storage of W. Palm Beach
     187                    CGM                        1             Centennial Block Building
     190                    CGM                        1             Hobby Lobby Center
     191                    CGM                        1             Sonora Crossroads
     194                    CGM                        1             Kirkwood Business Park
     196                    CGM                        1             Buffalo's Cafe & Lane Furniture
     197                    CGM                        1             Candlewood Suites - Syracuse, NY
     200                    CGM                        1             Centennial Center
     201                    CGM                        2             Grand Meadow
     202                    CGM                        1             One Appleton Street
     203                    CGM                        1             Eckerds - Reidsville, NC
     210                    CGM                        1             Fortunoff Southampton
     211                    CGM                        1             Circuit City - Muncy, PA
     213                    CGM                        1             One South Greeley Avenue
     215                    CGM                        1             CVS - Flowood, MS
     224                    CGM                        1             Gillespie Field Business Park-Lot 12

 Loan Number                                                            Property Address                               City
------------------------------------------------------------------------------------------------------------------------------------

      3           364 Maine Mall Road                                                                 Portland
      4           100 East Pratt Street                                                               Baltimore
------------------------------------------------------------------------------------------------------------------------------------
      5           Various                                                                             Houston
     5a           1333 West Loop South                                                                Houston
     5b           1233 West Loop South                                                                Houston
     5c           3838 Weslayan Street                                                                Houston
     5d           3839 Weslayan Street                                                                Houston
------------------------------------------------------------------------------------------------------------------------------------
      9           11900 Palace Way, 11888-11951 Grand Commons Avenue, 4200-4250
                  Fairfax Corner West Avenue and 4201-4251 Fairfax Corner East Avenue                 Fairfax
     14           120 South Sixth Street                                                              Minneapolis
     15           1950 East 20th Street                                                               Chico
     17           80-100 City Square                                                                  Boston
     22           13150-13500 Middlebelt Road                                                         Livonia
     24           1671 East 70th Street                                                               Shreveport
------------------------------------------------------------------------------------------------------------------------------------
     25           Various                                                                             Various
     25a          4150 South Riverpoint Parkway                                                       Phoenix
     25b          3125 East Wood Street                                                               Phoenix
     25c          517 North Westhill Boulevard                                                        Grand Chute
------------------------------------------------------------------------------------------------------------------------------------
     26           1000 Riverchase Galleria                                                            Hoover
     27           2000-2020 Gunbarrel Road                                                            Chattanooga
     28           200 Saint Paul Street                                                               Baltimore
     33           3207 Peoples Street                                                                 Johnson City
     36           4409 Ambassador Caffery Parkway                                                     Lafayette
     37           1101 Luther Street West                                                             College Station
     38           633 Third Avenue                                                                    New York
     41           123 Townsend Street                                                                 San Francisco
     43           3000 Riverchase Galleria                                                            Hoover
     45           16651 West Sprague Road                                                             Strongsville
     47           175 Scott Swamp Road                                                                Farmington
     48           5007 Victory Boulevard                                                              Yorktown
     50           4511 and 4545 Horizon Hill Boulevard                                                San Antonio
     51           7005 South Front Road, 7401, 7451, 7501 Longard Road and 501 Lawrence Road          Livermore
     52           110-150 Lockwood Avenue                                                             New Rochelle
     53           201 Broadway                                                                        Cambridge
     58           5000 Alpha Road                                                                     Farmers Branch
     59           20-48 Walkers Brook Drive                                                           Reading
     62           3825 South Roxboro Street                                                           Durham
     64           13210, 13410, 13414 Meridian East                                                   Puyallup
     65           3101 Hamilton Boulevard                                                             Allentown
     66           1803 Vance Jackson                                                                  San Antonio
     67           1530, 1552-1568, 1572, 1576, 1580 Chester Pike                                      Eddystone
     68           1524 Spring Hill Road                                                               McLean
     69           670 South Western Avenue                                                            Los Angeles
     70           4401, 4405, 5509 East Baseline Road                                                 Phoenix
     73           550 Polaris Parkway                                                                 Westerville
     75           3611-3821 East Baseline Road                                                        Gilbert
     78           2209 South Atlantic Avenue                                                          Daytona Beach
     80           3422-3488 Emmorton Road                                                             Abingdon
------------------------------------------------------------------------------------------------------------------------------------
     81           Various                                                                             Foxborough
     81a          100 Foxborough Boulevard                                                            Foxborough
     81b          200 Foxborough Boulevard                                                            Foxborough
------------------------------------------------------------------------------------------------------------------------------------
     83           12955-13069 SW 112th Street                                                         Miami
     86           2067 Massachusetts Avenue                                                           Cambridge
     87           1211 West College Avenue                                                            Santa Rosa
     88           9633 - 9645 Belair Road                                                             Baltimore
     89           930 NW 14th Avenue & 1325 NW Kearney Street                                         Portland
     91           7100 Old Landover Road                                                              Landover
------------------------------------------------------------------------------------------------------------------------------------

     93           5944 Luther Lane                                                                    Dallas
     94           302 North Market Street                                                             Dallas
------------------------------------------------------------------------------------------------------------------------------------
     96           1840 Carriage Lane                                                                  Charleston
     97           1409 Ehringhaus Street                                                              Elizabeth City
     98           6350 Newtown Road                                                                   Norfolk
     99           2910-2990 North Swan Road                                                           Tucson
     100          5115 Piper Station Drive                                                            Charlotte
     101          9010 West Sahara Avenue                                                             Las Vegas
     102          993-D Johnson Ferry Road                                                            Atlanta
     103          2660 US Highway 130 & 10 Pleasant Hill Road                                         Cranbury & Monroe
     104          64, 66, 68 Prospect Hill Road                                                       East Windsor
     105          7230 De Soto Avenue & 7233, 7243, 7259 Kelvin Avenue                                Canoga Park
     106          250 Ballardvale Street                                                              Wilmington
     108          351 South State Road 434                                                            Altamonte Springs
     109          135 East Houston Street                                                             New York
     112          1000 Scott Town Plaza                                                               Bloomsburg
     113          902-958 Highland Avenue                                                             Needham
     115          16808 Armstrong Avenue                                                              Irvine
     116          1562 Crossroads Boulevard                                                           Chesapeake
     118          6610 Cabot Drive                                                                    Glen Burnie
     120          8665 Auburn Folsom Road                                                             Granite Bay
     121          1600 Crain Highway                                                                  Glen Burnie
     122          145, 175, 195 and 215 Limekiln Road                                                 New Cumberland
     124          117-241 Mall Woods Drive                                                            West Carrollton
------------------------------------------------------------------------------------------------------------------------------------
     126          Various                                                                             Houston
    126a          14505 Torrey Chase Boulevard                                                        Houston
    126b          14425 Torrey Chase Boulevard                                                        Houston
    126c          13700 Veterans Memorial Drive                                                       Houston
------------------------------------------------------------------------------------------------------------------------------------
     127          1179 32nd Street                                                                    Port Huron
     132          510, 520, 602, 610 East Baseline Road                                               Phoenix
     133          323 North Prairie Avenue                                                            Inglewood
     139          360 South 2nd Street                                                                McConnellsburg
     143          620 North LaSalle Street                                                            Chicago
     146          16830 Kenton Drive                                                                  Huntersville
     148          993-F Johnson Ferry Road                                                            Atlanta
     149          1765 North Sycamore Avenue                                                          Los Angeles
     151          1370 and 1380 Holiday Lane                                                          Fairfield
     152          151 Lawrence Drive                                                                  Vacaville
     153          955 and 959 Viewmont Drive                                                          Scranton
     154          993-C Johnson Ferry Road                                                            Atlanta
     157          2391 Fenton Street                                                                  Chula Vista
     158          2725 South 144th Street                                                             Omaha
     159          2000-2004 Sproul Road                                                               Broomall
     160          780 Lynnhaven Parkway                                                               Virginia Beach
     162          8203 Willow Place Drive South                                                       Houston
     163          8375 West Thunderbird Road                                                          Peoria
     164          230 Hale Road                                                                       Manchester
     165          7811 Gateway Lane                                                                   Concord
     166          1 & 5 Forbes Road                                                                   Lexington
     167          9691 and 9611 Trailwood Drive                                                       Las Vegas
     169          1180 Welsh Road                                                                     North Wales
     172          750 North Lallendorf Road                                                           Oregon
     174          2150 Joshua's Path                                                                  Hauppauge
     176          1800 Route 34                                                                       Wall
     178          3250 North Tenaya Way                                                               Las Vegas
     179          2203 South First Street                                                             Yakima
     181          1476 Orange Grove Road                                                              Charleston
     183          963 Street Road, 44, 78 & 80 Second Street Pike                                     Southampton
     184          180 Hobart Road                                                                     Blythewood
     186          411 & 422 7th Street                                                                West Palm Beach
     187          210-218 South West Morrison Street                                                  Portland
     190          4427 13th Avenue Southwest                                                          Fargo
     191          1191-1281 Sanguinetti Road                                                          Sonora
     194          2101, 2103, & 2105 Northeast 129th Street                                           Vancouver
     196          10062 & 10082 West Flamingo Road                                                    Las Vegas
     197          6550 Baptist Way                                                                    East Syracuse
     200          8880 South Howell Avenue                                                            Oak Creek
     201          821 17th Avenue                                                                     Longmont
     202          One Appleton Street                                                                 Boston
     203          1703 Freeway Drive                                                                  Reidsville
     210          10 Montauk Highway                                                                  Southampton
     211          495 Lycoming Mall Circle                                                            Muncy
     213          One South Greeley Avenue                                                            Chappaqua
     215          4899 Lakeland Drive                                                                 Flowood
     224          1965 Gillespie Way                                                                  El Cajon

 Loan Number                State                   Zip Code         County                 Cut-off Date Principal Balance
---------------------------------------------------------------------------------------------------------------------------

      3                      ME                      04106           Cumberland                             150,000,000.00
      4                      MD                      21202           Baltimore City                         105,000,000.00
---------------------------------------------------------------------------------------------------------------------------
      5                      TX                      77027           Harris                                 105,000,000.00
     5a                      TX                      77027           Harris
     5b                      TX                      77027           Harris
     5c                      TX                      77027           Harris
     5d                      TX                      77027           Harris
---------------------------------------------------------------------------------------------------------------------------
      9                      VA                      22030           Fairfax                                 60,947,000.00
     14                      MN                      55402           Hennepin                                43,000,000.00
     15                      CA                      95928           Butte                                   42,000,000.00
     17                      MA                      02129           Suffolk                                 38,839,965.76
     22                      MI                      48150           Wayne                                   32,000,000.00
     24                      LA                      71105           Caddo                                   30,780,000.00
---------------------------------------------------------------------------------------------------------------------------
     25                   Various                   Various          Various                                 30,143,520.54
     25a                     AZ                      85040           Maricopa
     25b                     AZ                      85040           Maricopa
     25c                     WI                      54914           Outagamie
---------------------------------------------------------------------------------------------------------------------------
     26                      AL                      35244           Jefferson                               29,335,427.36
     27                      TN                      37421           Hamilton                                28,800,000.00
     28                      MD                      21202           Baltimore City                          28,500,000.00
     33                      TN                      37604           Washington                              25,800,000.00
     36                      LA                      70508           Lafayette                               23,520,000.00
     37                      TX                      77840           Brazos                                  23,250,000.00
     38                      NY                      10017           New York                                22,000,000.00
     41                      CA                      94107           San Francisco                           20,700,000.00
     43                      AL                      35244           Jefferson                               20,000,000.00
     45                      OH                      44136           Cuyahoga                                19,950,000.00
     47                      CT                      06032           Hartford                                19,000,000.00
     48                      VA                      23693           York                                    18,959,850.58
     50                      TX                      78229           Bexar                                   18,677,870.96
     51                      CA                      94551           Alameda                                 18,500,000.00
     52                      NY                      10801           Westchester                             18,500,000.00
     53                      MA                      02139           Middlesex                               18,241,079.57
     58                      TX                      75244           Dallas                                  16,120,000.00
     59                      MA                      01867           Middlesex                               16,000,000.00
     62                      NC                      27713           Durham                                  15,350,000.00
     64                      WA                      98373           Pierce                                  15,000,000.00
     65                      PA                      18103           Lehigh                                  14,951,810.33
     66                      TX                      78213           Bexar                                   14,690,000.00
     67                      PA                      19022           Delware                                 14,500,000.00
     68                      VA                      22102           Fairfax                                 14,236,311.79
     69                      CA                      90005           Los Angeles                             14,145,000.00
     70                      AZ                      85042           Maricopa                                13,500,000.00
     73                      OH                      43082           Delaware                                13,160,000.00
     75                      AZ                      85234           Maricopa                                13,000,000.00
     78                      FL                      32118           Volusia                                 12,974,196.32
     80                      MD                      21009           Harford                                 12,439,872.27
---------------------------------------------------------------------------------------------------------------------------
     81                      MA                      02035           Norfolk                                 12,360,944.72
     81a                     MA                      02035           Norfolk
     81b                     MA                      02035           Norfolk
---------------------------------------------------------------------------------------------------------------------------
     83                      FL                      33186           Miami - Dade                            12,000,000.00
     86                      MA                      02140           Middlesex                               11,960,166.71
     87                      CA                      95401           Sonoma                                  11,800,000.00
     88                      MD                      21236           Baltimore                               11,549,320.88
     89                      OR                      97209           Multnomah                               11,500,000.00
     91                      MD                      20785           Prince George's                         11,339,318.35
---------------------------------------------------------------------------------------------------------------------------

     93                      TX                      75225           Dallas                                   7,575,000.00
     94                      TX                      75202           Dallas                                   3,656,000.00
---------------------------------------------------------------------------------------------------------------------------
     96                      SC                      29407           Charleston                              11,000,000.00
     97                      NC                      27909           Pasquotank                              10,975,233.56
     98                      VA                      23502           Norfolk City                            10,702,734.47
     99                      AZ                      85712           Pima                                    10,634,646.94
     100                     NC                      28277           Mecklenburg                             10,370,024.89
     101                     NV                      89117           Clark                                   10,300,000.00
     102                     GA                      30342           Fulton                                  10,200,000.00
     103                     NJ                  08512 & 08831       Middlesex                               10,160,000.00
     104                     CT                      06088           Hartford                                10,000,000.00
     105                     CA                      91303           Los Angeles                             10,000,000.00
     106                     MA                      01887           Middlesex                                9,972,252.00
     108                     FL                      32714           Seminole                                 9,750,000.00
     109                     NY                      10002           New York                                 9,597,321.01
     112                     PA                      17815           Columbia                                 9,467,846.46
     113                     MA                      02464           Norfolk                                  9,400,000.00
     115                     CA                      92606           Orange                                   9,335,030.66
     116                     VA                      23320           Chesapeake City                          9,325,000.00
     118                     MD                      21226           Anne Arundel                             9,164,932.04
     120                     CA                      95746           Placer                                   9,160,601.34
     121                     MD                      21061           Anne Arundel                             9,076,934.89
     122                     PA                      17070           York                                     9,000,000.00
     124                     OH                      45449           Montgomery                               8,971,684.75
---------------------------------------------------------------------------------------------------------------------------
     126                     TX                      77014           Harris                                   8,937,000.00
    126a                     TX                      77014           Harris
    126b                     TX                      77014           Harris
    126c                     TX                      77014           Harris
---------------------------------------------------------------------------------------------------------------------------
     127                     MI                      48060           St. Clair                                8,914,488.81
     132                     AZ                      85042           Maricopa                                 8,600,000.00
     133                     CA                      90301           Los Angeles                              8,500,000.00
     139                     PA                      17233           Fulton                                   7,612,118.94
     143                     IL                      60610           Cook                                     7,400,000.00
     146                     NC                      28078           Mecklenburg                              7,264,509.50
     148                     GA                      30342           Fulton                                   7,000,000.00
     149                     CA                      90028           Los Angeles                              7,000,000.00
     151                     CA                      94534           Solano                                   6,980,031.49
     152                     CA                      95687           Solano                                   6,951,240.46
     153                     PA                      18519           Lackawanna                               6,900,000.00
     154                     GA                      30342           Fulton                                   6,800,000.00
     157                     CA                      91914           San Diego                                6,736,174.19
     158                     NE                      68144           Douglas                                  6,678,663.62
     159                     PA                      19008           Delaware                                 6,640,192.55
     160                     VA                      23452           Virginia Beach City                      6,400,000.00
     162                     TX                      77070           Harris                                   6,200,000.00
     163                     AZ                      85381           Maricopa                                 6,200,000.00
     164                     CT                      06042           Hartford                                 6,096,730.52
     165                     NC                      28027           Cabarrus                                 6,096,196.63
     166                     MA                      02421           Middlesex                                6,000,000.00
     167                     NV                      89134           Clark                                    6,000,000.00
     169                     PA                      19454           Montgomery                               5,969,958.53
     172                     OH                      43616           Lucas                                    5,870,000.00
     174                     NY                      11788           Suffolk                                  5,726,190.71
     176                     NJ                      07719           Monmouth                                 5,576,811.84
     178                     NV                      89129           Clark                                    5,500,000.00
     179                     WA                      98903           Yakima                                   5,500,000.00
     181                     SC                      29407           Charleston                               5,280,000.00
     183                     PA                      18966           Bucks                                    5,235,189.62
     184                     SC                      29016           Richland                                 5,205,061.62
     186                     FL                      33401           Palm Beach                               5,040,000.00
     187                     OR                      97204           Multnomah                                4,900,000.00
     190                     ND                      58103           Cass                                     4,740,000.00
     191                     CA                      95370           Tuolumne                                 4,707,000.00
     194                     WA                      98686           Clark                                    4,425,000.00
     196                     NV                      89147           Clark                                    4,380,764.13
     197                     NY                      13057           Onondaga                                 4,163,551.60
     200                     WI                      53154           Milwaukee                                3,600,000.00
     201                     CO                      80501           Boulder                                  3,440,000.00
     202                     MA                      02116           Suffolk                                  3,389,053.04
     203                     NC                      27320           Rockingham                               3,361,244.86
     210                     NY                      11968           Suffolk                                  2,990,922.26
     211                     PA                      17756           Lycoming                                 2,941,535.83
     213                     NY                      10514           Westchester                              2,911,044.93
     215                     MS                      39232           Rankin                                   2,793,619.25
     224                     CA                      92020           San Diego                                1,392,303.65

                         Cross
                     Collateralized
                     (Mortgage Loan                                      Master Servicing           ARD Loan
 Loan Number              Group)                  Mortgage Rate             Fee Rate                (Yes/No)?          ARD
------------------------------------------------------------------------------------------------------------------------------------

      3                      No                     4.8355%                  0.0300%                     No
      4                      No                     5.0775%                  0.0300%                    Yes            09/11/15
------------------------------------------------------------------------------------------------------------------------------------
      5                      No                     5.4000%                  0.0300%                     No
     5a
     5b
     5c
     5d
------------------------------------------------------------------------------------------------------------------------------------
      9                      No                     5.5360%                  0.0300%                     No
     14                      No                     5.1410%                  0.0400%                     No
     15                      No                     4.7360%                  0.0300%                     No
     17                      No                     5.3300%                  0.0300%                     No
     22                      No                     5.0210%                  0.0300%                     No
     24                      No                     5.3270%                  0.0300%                     No
------------------------------------------------------------------------------------------------------------------------------------
     25                      No                     5.2600%                  0.0300%                     No
     25a
     25b
     25c
------------------------------------------------------------------------------------------------------------------------------------
     26                      No                     5.7300%                  0.0400%                     No
     27                      No                     4.8750%                  0.0300%                     No
     28                      No                     5.1800%                  0.0300%                     No
     33                      No                     4.9000%                  0.0300%                     No
     36                      No                     5.3340%                  0.0300%                     No
     37                      No                     5.0600%                  0.0700%                     No
     38                      No                     4.9800%                  0.0300%                     No
     41                      No                     5.4800%                  0.0300%                     No
     43                      No                     5.4050%                  0.0400%                     No
     45                      No                     5.6300%                  0.0300%                    Yes            06/11/14
     47                      No                     5.2275%                  0.0300%                    Yes            07/11/15
     48                      No                     5.3390%                  0.1100%                     No
     50                      No                     5.4150%                  0.0500%                    Yes            12/11/09
     51                      No                     5.0680%                  0.0300%                     No
     52                      No                     5.0960%                  0.0500%                     No
     53                      No                     5.1700%                  0.0300%                     No
     58                      No                     4.8250%                  0.0300%                    Yes            08/11/15
     59                      No                     5.5400%                  0.0300%                     No
     62                      No                     5.0700%                  0.0300%                     No
     64                      No                     5.4300%                  0.0600%                     No
     65                      No                     5.1800%                  0.0200%                     No
     66                      No                     4.9400%                  0.0300%                     No
     67                      No                     5.1300%                  0.0300%                     No
     68                      No                     5.4200%                  0.0300%                     No
     69                      No                     5.6000%                  0.0300%                     No
     70                      No                     5.4100%                  0.0500%                     No
     73                      No                     5.5400%                  0.0900%                    Yes            06/11/12
     75                      No                     5.0600%                  0.0500%                     No
     78                      No                     5.6300%                  0.0500%                     No
     80                      No                     5.7300%                  0.1100%                     No
------------------------------------------------------------------------------------------------------------------------------------
     81                      No                     5.2700%                  0.0300%                     No
     81a
     81b
------------------------------------------------------------------------------------------------------------------------------------
     83                      No                     5.1990%                  0.0300%                     No
     86                      No                     5.0300%                  0.0300%                     No
     87                      No                     5.4100%                  0.0600%                     No
     88                      No                     5.0500%                  0.0500%                     No
     89                      No                     4.9600%                  0.0300%                     No
     91                      No                     5.2700%                  0.0300%                     No
------------------------------------------------------------------------------------------------------------------------------------

     93                   Yes (C1)                  5.5950%                  0.0500%                     No
     94                   Yes (C1)                  5.5880%                  0.0500%                     No
------------------------------------------------------------------------------------------------------------------------------------
     96                      No                     5.2600%                  0.0300%                     No
     97                      No                     5.0380%                  0.0300%                     No
     98                      No                     5.3100%                  0.0300%                     No
     99                      No                     5.4400%                  0.1100%                     No
     100                     No                     5.3600%                  0.0300%                     No
     101                     No                     5.1800%                  0.0600%                     No
     102                     No                     5.3070%                  0.0300%                     No
     103                     No                     5.4100%                  0.0700%                     No
     104                     No                     5.1700%                  0.0300%                     No
     105                     No                     4.8500%                  0.0300%                     No
     106                     No                     5.8300%                  0.0300%                     No
     108                     No                     5.2900%                  0.0300%                     No
     109                     No                     5.6900%                  0.0300%                     No
     112                     No                     4.9400%                  0.0300%                     No
     113                     No                     5.0650%                  0.0300%                     No
     115                     No                     5.1600%                  0.0600%                    Yes            07/11/15
     116                     No                     5.3200%                  0.0300%                     No
     118                     No                     5.7000%                  0.0300%                     No
     120                     No                     5.1400%                  0.0300%                     No
     121                     No                     5.5000%                  0.0300%                     No
     122                     No                     5.1400%                  0.0300%                     No
     124                     No                     5.2750%                  0.0300%                     No
------------------------------------------------------------------------------------------------------------------------------------
     126                     No                     5.4500%                  0.0300%                     No
    126a
    126b
    126c
------------------------------------------------------------------------------------------------------------------------------------
     127                     No                     5.5400%                  0.0300%                    Yes            02/11/15
     132                     No                     5.4700%                  0.0300%                     No
     133                     No                     5.1500%                  0.0300%                     No
     139                     No                     5.6000%                  0.0300%                     No
     143                     No                     5.7000%                  0.0300%                     No
     146                     No                     5.3600%                  0.0300%                     No
     148                     No                     5.2270%                  0.0300%                     No
     149                     No                     4.8500%                  0.0300%                     No
     151                     No                     5.7100%                  0.0300%                     No
     152                     No                     5.8500%                  0.0300%                     No
     153                     No                     5.4900%                  0.0900%                     No
     154                     No                     5.3070%                  0.0300%                     No
     157                     No                     5.6000%                  0.0900%                     No
     158                     No                     5.2200%                  0.1050%                    Yes            08/11/15
     159                     No                     5.5500%                  0.0300%                     No
     160                     No                     5.3000%                  0.0500%                     No
     162                     No                     5.2500%                  0.0300%                     No
     163                     No                     5.5000%                  0.0600%                     No
     164                     No                     5.3450%                  0.0300%                    Yes            05/11/15
     165                     No                     5.3600%                  0.0300%                     No
     166                     No                     5.2700%                  0.0300%                     No
     167                     No                     5.2110%                  0.0300%                    Yes            11/11/15
     169                     No                     5.5500%                  0.0300%                     No
     172                     No                     5.7600%                  0.0300%                    Yes            05/11/15
     174                     No                     5.2900%                  0.0700%                     No
     176                     No                     5.2900%                  0.0300%                     No
     178                     No                     5.0600%                  0.0500%                     No
     179                     No                     5.4700%                  0.0900%                     No
     181                     No                     5.2600%                  0.0300%                     No
     183                     No                     6.1100%                  0.0300%                     No
     184                     No                     5.4740%                  0.0300%                     No
     186                     No                     5.4500%                  0.0300%                     No
     187                     No                     5.3300%                  0.0900%                     No
     190                     No                     5.3600%                  0.0300%                     No
     191                     No                     5.2900%                  0.0300%                     No
     194                     No                     5.5500%                  0.0900%                     No
     196                     No                     5.0470%                  0.0300%                     No
     197                     No                     6.5600%                  0.0300%                     No
     200                     No                     5.0700%                  0.0300%                     No
     201                     No                     5.4000%                  0.0300%                     No
     202                     No                     5.1700%                  0.0300%                     No
     203                     No                     5.3600%                  0.0500%                     No
     210                     No                     5.4500%                  0.0300%                     No
     211                     No                     5.3450%                  0.0300%                    Yes            05/11/15
     213                     No                     5.3900%                  0.0900%                     No
     215                     No                     4.9800%                  0.0600%                     No
     224                     No                     5.1200%                  0.0300%                     No

 Loan Number                Additional Interest Rate after ARD
------------------------------------------------------------------------------------------------------------------------------------

      3
      4           Greater of (i) 2% plus Initial Interest Rate or (ii) Treasury plus 2%
------------------------------------------------------------------------------------------------------------------------------------
      5
     5a
     5b
     5c
     5d
------------------------------------------------------------------------------------------------------------------------------------
      9
     14
     15
     17
     22
     24
------------------------------------------------------------------------------------------------------------------------------------
     25
     25a
     25b
     25c
------------------------------------------------------------------------------------------------------------------------------------
     26
     27
     28
     33
     36
     37
     38
     41
     43
     45           The greater of (i) 7.63%, and (ii) 3% plus annualized US Treasury yield
     47           2% plus Initial Interest Rate
     48
     50           Greater of 2% plus Initial Interest Rate or 3% plus annualized yield
     51
     52
     53
     58           2% plus Initial Interest Rate
     59
     62
     64
     65
     66
     67
     68
     69
     70
     73           Greater of 2% plus Initial Interest Rate or 3% plus annualized yield
     75
     78
     80
------------------------------------------------------------------------------------------------------------------------------------
     81
     81a
     81b
------------------------------------------------------------------------------------------------------------------------------------
     83
     86
     87
     88
     89
     91
------------------------------------------------------------------------------------------------------------------------------------

     93
     94
------------------------------------------------------------------------------------------------------------------------------------
     96
     97
     98
     99
     100
     101
     102
     103
     104
     105
     106
     108
     109
     112
     113
     115          The greater of (i) 7.16%, and (ii) 3% plus annualized US Treasury yield
     116
     118
     120
     121
     122
     124
------------------------------------------------------------------------------------------------------------------------------------
     126
    126a
    126b
    126c
------------------------------------------------------------------------------------------------------------------------------------
     127          Greater of 2% plus Initial Interest Rate or 3% plus annualized yield
     132
     133
     139
     143
     146
     148
     149
     151
     152
     153
     154
     157
     158          Greater of 2% plus Initial Interest Rate or 3% plus annualized yield
     159
     160
     162
     163
     164          2% plus Initial Interest Rate
     165
     166
     167          2% plus Initial Interest Rate
     169
     172          The greater of (i) 7.76%, and (ii) 3% plus annualized US Treasury yield
     174
     176
     178
     179
     181
     183
     184
     186
     187
     190
     191
     194
     196
     197
     200
     201
     202
     203
     210
     211          2% plus Initial Interest Rate
     213
     215
     224

                           Interest
                           Reserve                                                           Grace
                           Mortgage                                                         Period
                             Loan                                                           (Days)
 Loan Number               (Yes/No)?                    Loan Type                            (Note 5)
-------------------------------------------------------------------------------------------------------------------------

      3                      Yes                           Balloon                                  2
      4                      Yes                      Interest Only/ARD                             0
-------------------------------------------------------------------------------------------------------------------------
      5                      Yes                      Partial IO/Balloon                            0
     5a
     5b
     5c
     5d
-------------------------------------------------------------------------------------------------------------------------
      9                      Yes                      Partial IO/Balloon                            0
     14                      Yes                      Partial IO/Balloon                            5
     15                      Yes                           Balloon                                  2
     17                      Yes                           Balloon                                  0
     22                      Yes                      Partial IO/Balloon                            0
     24                      Yes                        Interest Only                               0
-------------------------------------------------------------------------------------------------------------------------
     25                      Yes                           Balloon                                  0
     25a
     25b
     25c
-------------------------------------------------------------------------------------------------------------------------
     26                      Yes                           Balloon                                  0
     27                      Yes                      Partial IO/Balloon                            0
     28                      Yes                      Partial IO/Balloon                            0
     33                      Yes                      Partial IO/Balloon                            0
     36                      Yes                        Interest Only                               0
     37                      Yes                      Partial IO/Balloon                            0
     38                      Yes                      Partial IO/Balloon                            0
     41                      Yes                      Partial IO/Balloon                            0
     43                      Yes                        Interest Only                               0
     45                      Yes                        Partial IO/ARD                              0
     47                      Yes                        Partial IO/ARD                              0
     48                      Yes                           Balloon                                  0
     50                      Yes                             ARD                                    0
     51                      Yes                      Partial IO/Balloon                            0
     52                      Yes                      Partial IO/Balloon                            0
     53                      Yes                           Balloon                                  0
     58                      Yes                        Partial IO/ARD                              0
     59                      Yes                      Partial IO/Balloon                            0
     62                      Yes                      Partial IO/Balloon                            0
     64                      Yes                      Partial IO/Balloon                            0
     65                      Yes                           Balloon                                  0
     66                      Yes                      Partial IO/Balloon                            0
     67                      Yes                      Partial IO/Balloon                            0
     68                      Yes                           Balloon                                  0
     69                      Yes                      Partial IO/Balloon                            0
     70                      Yes                      Partial IO/Balloon                            0
     73                      Yes                        Partial IO/ARD                              0
     75                      Yes                      Partial IO/Balloon                            0
     78                      Yes                           Balloon                                  0
     80                      Yes                           Balloon                                  0
-------------------------------------------------------------------------------------------------------------------------
     81                      Yes                           Balloon                                  0
     81a
     81b
-------------------------------------------------------------------------------------------------------------------------
     83                      Yes                      Partial IO/Balloon                            0
     86                      Yes                           Balloon                                  0
     87                      Yes                      Partial IO/Balloon                            0
     88                      Yes                           Balloon                                  0
     89                      Yes                      Partial IO/Balloon                            0
     91                      Yes                           Balloon                                  0
-------------------------------------------------------------------------------------------------------------------------

     93                      Yes                      Partial IO/Balloon                            0
     94                      Yes                      Partial IO/Balloon                            0
-------------------------------------------------------------------------------------------------------------------------
     96                      Yes                        Interest Only                               0
     97                      Yes                           Balloon                                  0
     98                      Yes                           Balloon                                  0
     99                      Yes                           Balloon                                  0
     100                     Yes                           Balloon                                  0
     101                     Yes                      Partial IO/Balloon                            0
     102                     Yes                      Partial IO/Balloon                            0
     103                     Yes                      Partial IO/Balloon                            0
     104                     Yes                      Partial IO/Balloon                            10
     105                     Yes                      Partial IO/Balloon                            0
     106                     Yes                           Balloon                                  0
     108                     Yes                      Partial IO/Balloon                            0
     109                     Yes                           Balloon                                  0
     112                     Yes                           Balloon                                  0
     113                     Yes                      Partial IO/Balloon                            0
     115                     Yes                             ARD                                    0
     116                     Yes                           Balloon                                  0
     118                     Yes                           Balloon                                  0
     120                     Yes                           Balloon                                  0
     121                     Yes                           Balloon                                  0
     122                     Yes                      Partial IO/Balloon                            0
     124                     Yes                           Balloon                                  0
-------------------------------------------------------------------------------------------------------------------------
     126                     Yes                      Partial IO/Balloon                            0
    126a
    126b
    126c
-------------------------------------------------------------------------------------------------------------------------
     127                     Yes                             ARD                                    0
     132                     Yes                      Partial IO/Balloon                            0
     133                     Yes                      Partial IO/Balloon                            0
     139                     Yes                           Balloon                                  0
     143                     Yes                      Partial IO/Balloon                            0
     146                     Yes                           Balloon                                  0
     148                     Yes                      Partial IO/Balloon                            0
     149                     Yes                      Partial IO/Balloon                            0
     151                     Yes                           Balloon                                  0
     152                     Yes                           Balloon                                  0
     153                     Yes                      Partial IO/Balloon                            0
     154                     Yes                      Partial IO/Balloon                            0
     157                     Yes                           Balloon                                  0
     158                     Yes                             ARD                                    0
     159                     Yes                           Balloon                                  0
     160                     Yes                      Partial IO/Balloon                            0
     162                     Yes                      Partial IO/Balloon                            0
     163                     Yes                      Partial IO/Balloon                            0
     164                     Yes                             ARD                                    0
     165                     Yes                           Balloon                                  0
     166                     Yes                      Partial IO/Balloon                            0
     167                     Yes                             ARD                                    0
     169                     Yes                           Balloon                                  0
     172                     Yes                        Partial IO/ARD                              0
     174                     Yes                           Balloon                                  0
     176                     Yes                           Balloon                                  0
     178                     Yes                      Partial IO/Balloon                            0
     179                     Yes                      Partial IO/Balloon                            0
     181                     Yes                        Interest Only                               0
     183                     Yes                           Balloon                                  0
     184                     Yes                           Balloon                                  0
     186                     Yes                      Partial IO/Balloon                            0
     187                     Yes                      Partial IO/Balloon                            0
     190                     Yes                      Partial IO/Balloon                            0
     191                     Yes                      Partial IO/Balloon                            0
     194                     Yes                      Partial IO/Balloon                            0
     196                     Yes                           Balloon                                  0
     197                     Yes                           Balloon                                  0
     200                     Yes                      Partial IO/Balloon                            0
     201                     Yes                      Partial IO/Balloon                            0
     202                     Yes                           Balloon                                  0
     203                     Yes                           Balloon                                  0
     210                     Yes                           Balloon                                  0
     211                     Yes                             ARD                                    0
     213                     Yes                           Balloon                                  0
     215                     Yes                           Balloon                                  0
     224                     Yes                           Balloon                                  0

                                                                  Periodic Payment       Original Term to
                                                                  on First Due Date      Maturity / ARD
 Loan Number       Scheduled Maturity Date ARD                    after Closing           (months)
-------------------------------------------------------------------------------------------------------------

      3                   06/11/10                                       794,860.56            55
      4                   06/11/17                                       444,281.25           120
-------------------------------------------------------------------------------------------------------------
      5                   05/11/15                                       472,500.00           120
     5a
     5b
     5c
     5d
-------------------------------------------------------------------------------------------------------------
      9                   07/11/15                                       281,168.83           120
     14                   08/11/15                                       184,219.17           120
     15                   02/11/09                                       221,202.23            39
     17                   07/11/15                                       217,295.95           120
     22                   10/11/15                                       133,893.33           120
     24                   06/11/15                                       136,637.55           120
-------------------------------------------------------------------------------------------------------------
     25                   06/11/15                                       167,559.01           119
     25a
     25b
     25c
-------------------------------------------------------------------------------------------------------------
     26                   07/11/15                                       185,230.02           120
     27                   08/11/15                                       117,000.00           120
     28                   07/11/15                                       123,025.00           120
     33                   08/11/15                                       105,350.00           120
     36                   06/11/15                                       104,546.40           120
     37                   08/11/15                                        98,037.50           120
     38                   11/11/15                                        91,300.00           120
     41                   11/11/15                                        94,530.00           120
     43                   06/11/15                                        90,083.33           120
     45                   06/11/35                                        93,598.75           108
     47                   07/11/35                                        82,768.75           120
     48                   09/11/15                                       105,968.51           120
     50                   12/11/34                                       106,306.35            60
     51                   07/11/15                                        78,131.67           120
     52                   07/11/15                                        78,563.33           120
     53                   08/11/15                                       100,148.42           120
     58                   08/11/35                                        64,815.83           120
     59                   09/11/15                                        73,866.67           120
     62                   07/11/15                                        64,853.75           120
     64                   06/11/15                                        67,875.00           120
     65                   08/11/15                                        82,181.41           120
     66                   08/11/15                                        60,473.83           120
     67                   08/11/15                                        61,987.50           120
     68                   10/11/15                                        80,196.13           120
     69                   05/11/15                                        66,010.00           120
     70                   05/11/15                                        60,862.50           120
     73                   06/11/35                                        60,755.33            84
     75                   06/11/15                                        54,816.67           120
     78                   09/11/10                                        74,876.38            60
     80                   06/11/15                                        72,787.87           120
-------------------------------------------------------------------------------------------------------------
     81                   08/11/15                                        68,626.95           120
     81a
     81b
-------------------------------------------------------------------------------------------------------------
     83                   07/11/15                                        51,990.00           120
     86                   08/11/15                                        64,638.79           120
     87                   06/11/15                                        53,198.33           120
     88                   07/11/15                                        62,626.26           120
     89                   06/11/15                                        47,533.33           120
     91                   06/11/12                                        63,092.51            84
-------------------------------------------------------------------------------------------------------------

     93                   07/11/15                                        35,318.44           120
     94                   07/11/15                                        17,024.77           120
-------------------------------------------------------------------------------------------------------------
     96                   07/11/15                                        48,216.67           120
     97                   09/11/15                                        59,306.11           120
     98                   07/11/10                                        73,137.65            60
     99                   05/11/15                                        60,351.24           120
     100                  10/11/15                                        62,907.65           120
     101                  08/11/15                                        44,461.67           120
     102                  07/11/15                                        45,109.50           120
     103                  08/11/15                                        45,804.67           120
     104                  06/01/14                                        43,083.33           108
     105                  08/11/15                                        40,416.67           120
     106                  08/11/15                                        58,866.49           120
     108                  07/11/15                                        42,981.25           120
     109                  09/11/15                                        60,203.00           120
     112                  08/11/15                                        50,650.26           120
     113                  08/11/15                                        39,675.83           120
     115                  07/11/35                                        51,247.73           120
     116                  11/11/15                                        63,201.19           120
     118                  02/11/15                                        53,687.04           120
     120                  07/11/15                                        50,177.75           120
     121                  07/11/20                                        56,066.19           180
     122                  09/11/15                                        38,550.00           120
     124                  08/11/15                                        49,837.78           120
-------------------------------------------------------------------------------------------------------------
     126                  06/11/15                                        40,588.88           120
    126a
    126b
    126c
-------------------------------------------------------------------------------------------------------------
     127                  02/11/35                                        51,327.11           120
     132                  05/11/15                                        39,201.67           120
     133                  08/11/15                                        36,479.17           120
     139                  06/11/15                                        43,917.04           120
     143                  07/11/16                                        35,150.00           133
     146                  10/11/15                                        44,068.67           120
     148                  07/11/15                                        30,490.83           120
     149                  08/11/15                                        28,291.67           120
     151                  08/11/15                                        40,672.40           120
     152                  06/11/15                                        44,461.44           120
     153                  06/11/16                                        31,567.50           132
     154                  07/11/15                                        30,073.00           120
     157                  02/11/15                                        39,037.37           120
     158                  08/11/35                                        36,873.25           120
     159                  05/11/15                                        38,138.13           120
     160                  07/11/15                                        28,266.67           120
     162                  06/11/15                                        27,125.00           120
     163                  05/11/15                                        28,416.67           120
     164                  05/11/35                                        34,239.58           120
     165                  10/11/15                                        36,981.34           120
     166                  06/11/15                                        26,350.00           120
     167                  11/11/35                                        32,987.44           120
     169                  06/11/15                                        34,255.80           120
     172                  05/11/35                                        28,176.00           120
     174                  07/11/15                                        31,894.32           120
     176                  07/11/15                                        31,062.29           120
     178                  06/11/15                                        23,191.67           120
     179                  06/11/15                                        25,070.83           120
     181                  07/11/15                                        23,144.00           120
     183                  08/11/15                                        32,236.45           120
     184                  10/11/15                                        29,496.87           120
     186                  05/11/10                                        22,890.00            60
     187                  07/11/15                                        21,764.17           120
     190                  05/11/15                                        21,172.00           120
     191                  07/11/15                                        20,750.03           120
     194                  07/11/15                                        20,465.63           120
     196                  07/11/15                                        23,746.70           120
     197                  04/11/15                                        28,516.37           120
     200                  08/11/15                                        15,210.00           120
     201                  05/11/15                                        15,480.00           120
     202                  08/11/15                                        18,606.81           120
     203                  07/11/15                                        18,867.48           120
     210                  08/11/15                                        16,939.68           120
     211                  05/11/35                                        16,519.83           120
     213                  08/11/15                                        16,378.48           120
     215                  09/11/15                                        14,996.80           120
     224                  06/11/15                                         7,618.51           120

                         Remaining Term        Stated Original                 Stated Remaining
                         to Maturity / ARD     Amortization Term              Amortization Term
 Loan Number                (months)              (months)                        (months)
---------------------------------------------------------------------------------------------------

     3                      55                        355                         355
      4                     118                   Interest Only               Interest Only
---------------------------------------------------------------------------------------------------
      5                     114                        360                         360
     5a
     5b
     5c
     5d
---------------------------------------------------------------------------------------------------
      9                     116                        420                         420
     14                     117                        360                         360
     15                      39                        351                         351
     17                     116                        360                         356
     22                     119                        360                         360
     24                     115                   Interest Only               Interest Only
---------------------------------------------------------------------------------------------------
     25                     115                        359                         355
     25a
     25b
     25c
---------------------------------------------------------------------------------------------------
     26                     116                        300                         296
     27                     117                        360                         360
     28                     116                        360                         360
     33                     117                        360                         360
     36                     115                   Interest Only               Interest Only
     37                     117                        360                         360
     38                     120                        360                         360
     41                     120                        360                         360
     43                     115                   Interest Only               Interest Only
     45                     103                        360                         360
     47                     116                        360                         360
     48                     118                        360                         358
     50                      49                        360                         349
     51                     116                        360                         360
     52                     116                        360                         360
     53                     117                        360                         357
     58                     117                        360                         360
     59                     118                        360                         360
     62                     116                        360                         360
     64                     115                        360                         360
     65                     117                        360                         357
     66                     117                        360                         360
     67                     117                        360                         360
     68                     119                        360                         359
     69                     114                        360                         360
     70                     114                        360                         360
     73                      79                        360                         360
     75                     115                        360                         360
     78                      58                        360                         358
     80                     115                        360                         355
---------------------------------------------------------------------------------------------------
     81                     117                        360                         357
     81a
     81b
---------------------------------------------------------------------------------------------------
     83                     116                        360                         360
     86                     117                        360                         357
     87                     115                        360                         360
     88                     116                        360                         356
     89                     115                        360                         360
     91                      79                        360                         355
---------------------------------------------------------------------------------------------------

     93                     116                        360                         360
     94                     116                        360                         360
---------------------------------------------------------------------------------------------------
     96                     116                   Interest Only               Interest Only
     97                     118                        360                         358
     98                      56                        240                         236
     99                     114                        360                         354
     100                    119                        300                         299
     101                    117                        360                         360
     102                    116                        360                         360
     103                    117                        360                         360
     104                    103                        360                         360
     105                    117                        360                         360
     106                    117                        360                         357
     108                    116                        360                         360
     109                    118                        300                         298
     112                    117                        360                         357
     113                    117                        360                         360
     115                    116                        360                         356
     116                    120                        240                         240
     118                    111                        360                         351
     120                    116                        360                         356
     121                    176                        300                         296
     122                    118                        360                         360
     124                    117                        360                         357
---------------------------------------------------------------------------------------------------
     126                    115                        360                         360
    126a
    126b
    126c
---------------------------------------------------------------------------------------------------
     127                    111                        360                         351
     132                    114                        360                         360
     133                    117                        360                         360
     139                    115                        360                         355
     143                    128                        360                         360
     146                    119                        300                         299
     148                    116                        360                         360
     149                    117                        360                         360
     151                    117                        360                         357
     152                    115                        300                         295
     153                    127                        360                         360
     154                    116                        360                         360
     157                    111                        360                         351
     158                    117                        360                         357
     159                    114                        360                         354
     160                    116                        360                         360
     162                    115                        360                         360
     163                    114                        360                         360
     164                    114                        360                         354
     165                    119                        300                         299
     166                    115                        360                         360
     167                    120                        360                         360
     169                    115                        360                         355
     172                    114                        360                         360
     174                    116                        360                         356
     176                    116                        360                         356
     178                    115                        360                         360
     179                    115                        360                         360
     181                    116                   Interest Only               Interest Only
     183                    117                        348                         345
     184                    119                        360                         359
     186                     54                        360                         360
     187                    116                        360                         360
     190                    114                        360                         360
     191                    116                        360                         360
     194                    116                        360                         360
     196                    116                        360                         356
     197                    113                        300                         293
     200                    117                        360                         360
     201                    114                        360                         360
     202                    117                        360                         357
     203                    116                        360                         356
     210                    117                        360                         357
     211                    114                        360                         354
     213                    117                        360                         357
     215                    118                        360                         358
     224                    115                        360                         355

 Loan Number       Defeasance Loan (Yes/No)?        Borrower's Interest              Property Size
-----------------------------------------------------------------------------------------------------

      3                     Yes                   Fee Simple                                 544,578
      4                     Yes                   Fee Simple                                 655,587
-----------------------------------------------------------------------------------------------------
      5                     Yes                   Fee Simple                         696,654 (Note 4)
     5a                                           Fee Simple                                 272,701
     5b                                           Fee Simple                                 272,642
     5c                                           Fee Simple                                 672,525
     5d                                           Fee Simple                                 151,311
-----------------------------------------------------------------------------------------------------
      9                     Yes            Fee in Part, Leasehold in Part                    149,902
     14                     Yes                   Fee Simple                                 393,902
     15                     Yes                   Fee Simple                                 389,260
     17                      No                    Leasehold                                 173,773
     22                     Yes                   Fee Simple                                 268,007
     24                      No                   Fee Simple                                 188,080
-----------------------------------------------------------------------------------------------------
     25                     Yes                   Fee Simple                                 204,936
     25a                                          Fee Simple                                 137,363
     25b                                          Fee Simple                                  53,573
     25c                                          Fee Simple                                  14,000
-----------------------------------------------------------------------------------------------------
     26                     Yes                   Fee Simple                                     329
     27                     Yes                   Fee Simple                                 425,325
     28                     Yes                   Fee Simple                                 264,895
     33                     Yes                   Fee Simple                                 242,105
     36                      No                   Fee Simple                                 145,694
     37                     Yes                   Fee Simple                                     308
     38                     Yes                   Fee Simple                                  94,769
     41                     Yes                   Fee Simple                                 138,735
     43                     Yes                   Fee Simple                                 271,950
     45                     Yes                   Fee Simple                                 194,558
     47                     Yes                   Fee Simple                                 100,539
     48                     Yes                   Fee Simple                                 267,021
     50                     Yes                   Fee Simple                                 171,124
     51                     Yes                   Fee Simple                                 207,807
     52                     Yes                   Fee Simple                                  92,302
     53                     Yes                   Fee Simple                                 119,168
     58                     Yes                   Fee Simple                                 146,948
     59                     Yes                   Fee Simple                                  59,987
     62                     Yes                   Fee Simple                                 115,569
     64                     Yes                   Fee Simple                                  77,666
     65                     Yes                   Fee Simple                                 132,375
     66                     Yes                   Fee Simple                                 122,750
     67                     Yes                   Fee Simple                                  84,195
     68                     Yes                   Fee Simple                                 147,524
     69                     Yes                   Fee Simple                                  45,695
     70                     Yes                   Fee Simple                                 147,451
     73                     Yes                   Fee Simple                                 139,900
     75                      No                   Fee Simple                                 114,140
     78                     Yes                   Fee Simple                                     216
     80                     Yes                   Fee Simple                                 162,280
-----------------------------------------------------------------------------------------------------
     81                     Yes                   Fee Simple                                 125,037
     81a                                          Fee Simple                                  65,037
     81b                                          Fee Simple                                  60,000
-----------------------------------------------------------------------------------------------------
     83                     Yes                   Fee Simple                                 106,688
     86                     Yes                   Fee Simple                                 101,360
     87                     Yes                   Fee Simple                                 146,052
     88                     Yes                   Fee Simple                                  69,256
     89                     Yes                   Fee Simple                                  47,162
     91                     Yes                   Fee Simple                                 251,227
-----------------------------------------------------------------------------------------------------

     93                     Yes                   Fee Simple                                  72,938
     94                     Yes                   Fee Simple                                  41,086
-----------------------------------------------------------------------------------------------------
     96                     Yes                   Fee Simple                                     288
     97                     Yes                   Fee Simple                                 215,417
     98                     Yes                   Fee Simple                                     131
     99                      No                   Fee Simple                                  98,580
     100                    Yes                   Fee Simple                                     114
     101                    Yes                   Fee Simple                                  63,247
     102                    Yes                   Fee Simple                                  66,224
     103                    Yes                   Fee Simple                                  98,727
     104                    Yes                   Fee Simple                                 151,000
     105                    Yes                   Fee Simple                                     151
     106                    Yes                   Fee Simple                                 188,926
     108                    Yes                   Fee Simple                                  80,000
     109                    Yes                   Fee Simple                                      46
     112                    Yes                   Fee Simple                                  67,933
     113                    Yes                   Fee Simple                                  38,893
     115                    Yes                   Fee Simple                                 102,910
     116                    Yes                   Fee Simple                                      90
     118                    Yes                   Fee Simple                                 221,643
     120                    Yes                   Fee Simple                                  85,030
     121                    Yes                   Fee Simple                                  66,561
     122                    Yes                   Fee Simple                                  92,667
     124                    Yes                   Fee Simple                                 151,779
-----------------------------------------------------------------------------------------------------
     126                    Yes                   Fee Simple                                 190,171
    126a                                          Fee Simple                                  67,002
    126b                                          Fee Simple                                  54,444
    126c                                          Fee Simple                                  68,725
-----------------------------------------------------------------------------------------------------
     127                    Yes                   Fee Simple                                 193,590
     132                    Yes                   Fee Simple                                  87,672
     133                    Yes                    Leasehold                                  79,302
     139                    Yes                   Fee Simple                                  55,600
     143                     No                   Fee Simple                                  70,000
     146                    Yes                   Fee Simple                                      78
     148                    Yes                   Fee Simple                                  58,020
     149                    Yes                   Fee Simple                                      82
     151                    Yes                   Fee Simple                                  24,604
     152                    Yes                   Fee Simple                                      91
     153                    Yes                   Fee Simple                                  61,122
     154                    Yes                   Fee Simple                                  45,128
     157                    Yes                   Fee Simple                                  90,000
     158                     No                    Leasehold                                  48,360
     159                    Yes                   Fee Simple                                  57,760
     160                    Yes                   Fee Simple                                  79,182
     162                    Yes                   Fee Simple                                  75,015
     163                     No                   Fee Simple                                  55,646
     164                     No                   Fee Simple                                  42,600
     165                    Yes                   Fee Simple                                      95
     166                    Yes                   Fee Simple                                  55,240
     167                    Yes                   Fee Simple                                  12,604
     169                    Yes                   Fee Simple                                  42,594
     172                    Yes                   Fee Simple                                 150,000
     174                    Yes                   Fee Simple                                  43,797
     176                    Yes                   Fee Simple                                  51,500
     178                     No                   Fee Simple                                  23,100
     179                    Yes                   Fee Simple                                  63,118
     181                    Yes                   Fee Simple                                     160
     183                    Yes                   Fee Simple                                  52,706
     184                    Yes                   Fee Simple                                 105,700
     186                    Yes                   Fee Simple                                  63,492
     187                    Yes                   Fee Simple                                  43,926
     190                    Yes                   Fee Simple                                  90,525
     191                    Yes                   Fee Simple                                  20,419
     194                    Yes                   Fee Simple                                  33,031
     196                    Yes                   Fee Simple                                  20,649
     197                    Yes                   Fee Simple                                      92
     200                    Yes                   Fee Simple                                  20,605
     201                    Yes                   Fee Simple                                     104
     202                    Yes                   Fee Simple                                  32,079
     203                    Yes                   Fee Simple                                  13,813
     210                    Yes                   Fee Simple                                   6,000
     211                     No                   Fee Simple                                  18,980
     213                    Yes                   Fee Simple                                  12,626
     215                    Yes                   Fee Simple                                  13,813
     224                    Yes                    Leasehold                                  17,580

 Loan Number         Property Size Type      Lockbox (Yes/No)?                                     Escrowed Annual Real Estate Taxes
------------------------------------------------------------------------------------------------------------------------------------

      3                      SF            In-Place Hard, Springing Cash Management                                               0
      4                      SF            In-Place Hard                                                                          0
------------------------------------------------------------------------------------------------------------------------------------
      5                      SF            In-Place Hard                                                                        Yes
     5a                      SF
     5b                      SF
     5c                      SF
     5d                      SF
------------------------------------------------------------------------------------------------------------------------------------
      9                      SF            In Place Soft, Springing Hard                                                    607,959
     14                      SF            In-Place Hard                                                                    690,849
     15                      SF            In-Place Hard, Springing Cash Management                                               0
     17                      SF            Springing Soft                                                                   948,515
     22                      SF            None                                                                                   0
     24                      SF            None                                                                                   0
------------------------------------------------------------------------------------------------------------------------------------
     25                      SF            Springing Hard                                                                       Yes
     25a                     SF                                                                                                   0
     25b                     SF                                                                                                   0
     25c                     SF                                                                                                   0
------------------------------------------------------------------------------------------------------------------------------------
     26                    Rooms           None                                                                             386,661
     27                      SF            In-Place Hard                                                                    359,273
     28                      SF            Springing Hard                                                                   704,399
     33                      SF            In-Place Hard                                                                    135,497
     36                      SF            None                                                                                   0
     37                    Units           Springing Hard                                                                   527,144
     38                      SF            Springing Hard                                                                         0
     41                      SF            None                                                                             221,338
     43                      SF            None                                                                             426,009
     45                      SF            In-Place Hard                                                                          0
     47                      SF            Springing Hard                                                                   176,754
     48                      SF            Springing Hard                                                                    51,361
     50                      SF            In-Place Hard                                                                    755,000
     51                      SF            Springing Hard                                                                   350,829
     52                      SF            None                                                                             490,794
     53                      SF            Springing Hard                                                                   465,024
     58                      SF            Springing Hard                                                                         0
     59                      SF            Springing Hard                                                                    74,076
     62                      SF            None                                                                             133,565
     64                      SF            Springing Hard                                                                   115,829
     65                      SF            None                                                                             182,940
     66                      SF            Springing Hard                                                                   327,600
     67                      SF            None                                                                                   0
     68                      SF            None                                                                             173,690
     69                      SF            Springing Hard                                                                         0
     70                      SF            Springing Hard                                                                   245,462
     73                      SF            In-Place Hard                                                                     28,806
     75                      SF            None                                                                             524,666
     78                    Rooms           None                                                                             335,919
     80                      SF            None                                                                             163,763
------------------------------------------------------------------------------------------------------------------------------------
     81                      SF            Springing Hard                                                                       Yes
     81a                     SF                                                                                                   0
     81b                     SF                                                                                                   0
------------------------------------------------------------------------------------------------------------------------------------
     83                      SF            Springing Hard                                                                   276,299
     86                      SF            None                                                                             349,865
     87                      SF            None                                                                             103,668
     88                      SF            None                                                                             124,738
     89                      SF            None                                                                              29,159
     91                      SF            In-Place Hard, Springing Cash Management                                         128,203
------------------------------------------------------------------------------------------------------------------------------------

     93                      SF            None                                                                             193,773
     94                      SF            None                                                                              75,256
------------------------------------------------------------------------------------------------------------------------------------
     96                    Units           None                                                                             141,489
     97                      SF            Springing Hard                                                                   115,789
     98                    Rooms           None                                                                             176,800
     99                      SF            None                                                                             260,182
     100                   Rooms           None                                                                              86,070
     101                     SF            Springing Hard                                                                   102,081
     102                     SF            None                                                                              94,840
     103                     SF            None                                                                             127,273
     104                     SF            Springing Hard                                                                   179,071
     105                   Units           None                                                                              88,443
     106                     SF            None                                                                             212,551
     108                     SF            Springing Hard                                                                         0
     109                   Rooms           Springing Hard                                                                   145,019
     112                     SF            None                                                                                   0
     113                     SF            None                                                                              89,485
     115                     SF            Springing Hard                                                                   127,086
     116                   Rooms           None                                                                              89,851
     118                     SF            In-Place Hard                                                                          0
     120                     SF            None                                                                             106,000
     121                     SF            Springing Soft                                                                    99,671
     122                     SF            In-Place Hard                                                                         87
     124                     SF            None                                                                             139,251
------------------------------------------------------------------------------------------------------------------------------------
     126                     SF            In-Place Hard                                                                        Yes
    126a                     SF
    126b                     SF
    126c                     SF
------------------------------------------------------------------------------------------------------------------------------------
     127                     SF            In-Place Hard                                                                          0
     132                     SF            In-Place Hard                                                                    145,449
     133                     SF            None                                                                             125,984
     139                     SF            None                                                                                   0
     143                     SF            Springing Hard                                                                         0
     146                   Rooms           None                                                                              47,234
     148                     SF            None                                                                             123,046
     149                   Units           None                                                                              56,388
     151                     SF            Springing Hard                                                                   118,574
     152                   Rooms           Springing Hard                                                                    78,098
     153                     SF            Springing Hard                                                                    65,341
     154                     SF            None                                                                              76,761
     157                     SF            Springing Hard                                                                   110,627
     158                     SF            Springing Hard                                                                   136,824
     159                     SF            None                                                                             122,572
     160                     SF            None                                                                              90,484
     162                     SF            None                                                                             101,728
     163                     SF            Springing Hard                                                                    95,943
     164                     SF            Springing Hard                                                                         0
     165                   Rooms           None                                                                              63,369
     166                     SF            Springing Hard                                                                   177,297
     167                     SF            Springing Hard                                                                       Yes
     169                     SF            None                                                                              86,970
     172                     SF            In-Place Hard                                                                          0
     174                     SF            None                                                                             129,318
     176                     SF            Springing Soft                                                                    79,661
     178                     SF            None                                                                              25,661
     179                     SF            None                                                                                   0
     181                   Units           None                                                                              81,629
     183                     SF            In-Place Hard                                                                     68,647
     184                     SF            None                                                                                   0
     186                     SF            None                                                                             112,965
     187                     SF            Springing Hard                                                                    70,956
     190                     SF            Springing Hard                                                                   129,841
     191                     SF            None                                                                              36,797
     194                     SF            None                                                                              54,523
     196                     SF            Springing Hard                                                                    32,490
     197                   Rooms           In Place Soft, Springing Hard                                                    130,608
     200                     SF            None                                                                              59,745
     201                    Pads           None                                                                              11,296
     202                     SF            None                                                                             122,147
     203                     SF            None                                                                                   0
     210                     SF            Springing Hard                                                                     6,856
     211                     SF            Springing Hard                                                                         0
     213                     SF            None                                                                              85,380
     215                     SF            None                                                                                   0
     224                     SF            Springing Hard                                                                    21,106

                                                                                    Escrowed
                                                              Escrowed             Replacement                         Escrowed
                                                             Replacement            Reserves                            TI/LC
                                     Escrowed                 Reserves               Current                           Reserves
                                       Annual                 Initial                Annual                            Initial
 Loan Number                         Insurance                Deposit               Deposit                             Deposit
-----------------------------------------------------------------------------------------------------------------------------------

      3                                    0                        0                        0                                   0
      4                                    0                        0                        0                          19,029,390
-----------------------------------------------------------------------------------------------------------------------------------
      5                                  Yes                  151,482                  151,482                                   0
     5a
     5b
     5c
     5d
-----------------------------------------------------------------------------------------------------------------------------------
      9                                    0                        0                   16,333                             767,582
     14                               79,449                        0                   78,780                           4,000,000
     15                                    0                        0                        0                                   0
     17                                    0                        0                   26,102                             465,000
     22                                    0                        0                        0                                   0
     24                                    0                        0                        0                                   0
-----------------------------------------------------------------------------------------------------------------------------------
     25                                    0                        0                        0                                   0
     25a                                   0                        0                        0
     25b                                   0                        0                        0
     25c                                   0                        0                        0
-----------------------------------------------------------------------------------------------------------------------------------
     26                              108,378             1,750,000.00     4% of Gross Revenues                                 NAP
     27                                    0                        0                        0                                   0
     28                               86,000                        0                   26,489                           1,268,792
     33                                    0                        0                        0                                   0
     36                                    0                        0                        0                                   0
     37                               95,692                        0                   82,800                                 NAP
     38                                    0                        0                        0                                   0
     41                              118,019                        0                   27,747                                   0
     43                                    0                        0                        0                                   0
     45                               41,957                        0                        0                                   0
     47                                    0                        0                   20,108                             750,000
     48                               53,361                  150,000                   83,711                                   0
     50                               25,332                        0                   34,225                           2,200,750
     51                                    0                        0                   41,685                           1,170,011
     52                               24,731                        0                   20,306                                   0
     53                                    0                        0                   36,946                                   0
     58                                    0                        0                        0                                 NAP
     59                                    0                        0                   14,034                              55,575
     62                                    0                        0                   10,401                                   0
     64                               19,765                        0                        0                                   0
     65                                    0                        0                        0                                   0
     66                               31,839                        0                   12,275                                   0
     67                                    0                        0                        0                                   0
     68                               56,676                        0                   22,129                                   0
     69                                    0                        0                    6,854                                   0
     70                              230,230                        0                   22,118                                   0
     73                               32,241                        0                   27,980                           1,050,000
     75                               20,855                        0                   35,382                                   0
     78                              277,072                        0     4% of Gross Revenues                                 NAP
     80                               43,589                        0                   17,851                                   0
-----------------------------------------------------------------------------------------------------------------------------------
     81                                  Yes                        0                   30,096                                   0
     81a                                   0                        0                        0
     81b                                   0                        0                        0
-----------------------------------------------------------------------------------------------------------------------------------
     83                                    0                        0                        0                                   0
     86                                    0                        0                   17,231                                   0
     87                               38,892                        0                   26,289                      50,000.00 (LOC)
     88                               10,683                        0                    6,926                                   0
     89                               20,188                        0                        0                             100,000
     91                               83,921                        0                25,123.00                              50,000
-----------------------------------------------------------------------------------------------------------------------------------

     93                               23,007                        0                   14,588                                   0
     94                               10,890                        0                    8,312                                   0
-----------------------------------------------------------------------------------------------------------------------------------
     96                                    0                        0                        0                                 NAP
     97                               37,679                        0                   33,860                                   0
     98                                    0                        0 $142,035 for the first 12 mos;
                                                                         4% of Gross Revenues there                            NAP
     99                                    0                        0                   90,694                                   0
     100                              35,176                        0     4% of Gross Revenues                                 NAP
     101                              33,932                        0                        0                                   0
     102                              12,136                        0                   12,964                             760,000
     103                              20,295                        0                   11,103                                 NAP
     104                                   0                        0                   15,100                                   0
     105                              46,087                        0                   37,750                                 NAP
     106                              17,098                        0                   18,989                                   0
     108                                   0                        0                   12,000                                   0
     109                              34,864                        0 $85,478.40 for the first 12 mos;
                                                                       4% of Gross Revenues thereafter                          NAP
     112                                   0                        0                   10,190                                   0
     113                               8,800                        0                    4,672                                   0
     115                              30,615                        0                   21,611                                   0
     116                                   0                        0 $117,920.04 for the first 12 months;
                                                                        4% of Gross Revenues thereafer                         NAP
     118                                   0                        0                   28,814                                   0
     120                              26,470                        0                   21,258                                   0
     121                               6,827                        0                   20,634                                   0
     122                               8,763                        0                    9,267                              50,000
     124                              33,570                        0                   44,016                                   0
-----------------------------------------------------------------------------------------------------------------------------------
     126                                   0                        0                   38,040                                   0
    126a
    126b
    126c
-----------------------------------------------------------------------------------------------------------------------------------
     127                                   0                        0                   29,040                                   0
     132                              10,826                  100,000                        0                             500,000
     133                              13,570                        0                   26,964                                   0
     139                                   0                        0                        0                                   0
     143                                   0                        0                        0                                   0
     146                              20,447                        0     4% of Gross Revenues                                 NAP
     148                              21,096                        0                   11,604                                   0
     149                              21,681                        0                   22,878                                 NAP
     151                               9,855                        0                    3,691                                   0
     152                              18,460                        0                  100,555                                 NAP
     153                              19,728                        0                    9,168                                   0
     154                               9,770                        0                    8,876                                   0
     157                              15,600                        0                    9,000                                   0
     158                               8,907                        0                    7,254                                   0
     159                              15,686                        0                   10,397                                   0
     160                              17,185                        0                   15,836                                   0
     162                              25,971                        0                   14,792                             175,000
     163                              12,394                        0                    8,347                                   0
     164                               4,276                        0                        0                                   0
     165                              20,447                        0     4% of Gross Revenues                                 NAP
     166                              11,250                        0                    8,286                                   0
     167                                 Yes                        0                    1,891                                   0
     169                              10,619                        0                    8,519                             100,000
     172                                   0                        0 0 ($15,000 from 6/11/10-5/11/15)                           0
     174                              14,174                        0                    8,759                                   0
     176                              19,670                        0                    7,725                                   0
     178                               9,088                        0                    4,851                                   0
     179                                   0                        0                        0                                   0
     181                                   0                        0                        0                                 NAP
     183                              24,424                        0                   10,541                                   0
     184                                   0                        0                   10,570                                   0
     186                              31,552                        0                    6,349                                 NAP
     187                              18,405                        0                   11,860                                   0
     190                                   0                        0                   16,782                                   0
     191                               6,065                        0                    3,063                                   0
     194                               9,844                        0                    6,276                                   0
     196                               3,070                        0                    2,100                                   0
     197                                   0                  260,000     4% of Gross Revenues                                 NAP
     200                               4,353                        0                    3,091                                   0
     201                               5,875                   10,000                        0                                 NAP
     202                                   0                        0                   10,265                             150,000
     203                                   0                        0                        0                                   0
     210                               3,861                        0                    2,700                                   0
     211                               1,351                        0                        0                                   0
     213                               6,954                        0                    3,024                                   0
     215                                   0                        0                        0                                   0
     224                                   0                        0                    3,516                                   0

 Loan Number                                                      Escrowed TI/LC Reserves Current Annual Deposit
-----------------------------------------------------------------------------------------------------------------

      3                                                                                                        0
      4                                                                                                        0
-----------------------------------------------------------------------------------------------------------------
      5                                                                                                  900,000
     5a
     5b
     5c
     5d
-----------------------------------------------------------------------------------------------------------------
      9                                                                                                        0
     14                                                             0 ($200,012.04 starting 8/11/06 & thereafter)
     15                                                                                                        0
     17                                                                                                        0
     22                                                                                                        0
     24                                                                                                        0
-----------------------------------------------------------------------------------------------------------------
     25                                                                                                        0
     25a                                                                                                       0
     25b                                                                                                       0
     25c                                                                                                       0
-----------------------------------------------------------------------------------------------------------------
     26                                                                                                      NAP
     27                                                                                                        0
     28                                                                                                  458,956
     33                                                                                                        0
     36                                                                                                        0
     37                                                                                                      NAP
     38                                                                                                        0
     41                                                                                                  208,101
     43                                                                                                        0
     45                                                                                                        0
     47                                                                                                        0
     48                                                                                                  133,510
     50                                                                                                  239,574
     51                                                                                                   36,000
     52                                                                                                  138,453
     53                                                                                                        0
     58                                                                                                      NAP
     59                                                                                                        0
     62                                                                                                   53,174
     64                                                                                                        0
     65                                                                                                        0
     66                                                                                                   52,454
     67                                                                                                        0
     68                                                                                                   66,386
     69                                                                                                        0
     70                                                                                                   50,000
     73                                            305,000.04 (07/11/05-06/11/06); 275,000.04 (07/11/06-06/11/08)
     75                                                                                                   50,000
     78                                                                                                      NAP
     80                                                                                                  121,710
-----------------------------------------------------------------------------------------------------------------
     81                                                                                                  112,164
     81a
     81b
-----------------------------------------------------------------------------------------------------------------
     83                                                                                                        0
     86                                                                                                        0
     87                                                                                                        0
     88                                                                                                        0
     89                                                                                                   47,162
     91                                                        25,000 (7/11/05-6/11/06), 50,000 (7/11/06-6/11/08)
-----------------------------------------------------------------------------------------------------------------

     93                                                                                                   65,646
     94                                                                                                   37,402
-----------------------------------------------------------------------------------------------------------------
     96                                                                                                      NAP
     97                                                                                                  112,866
     98                                                                                                      NAP
     99                                                                                                   14,787
     100                                                                                                     NAP
     101                                                                                                       0
     102                                                                                                  97,230
     103                                                                                                     NAP
     104                                                                                                       0
     105                                                                                                     NAP
     106                                                                                                  56,546
     108                                                                                                  35,300
     109                                                                                                     NAP
     112                                                                                                       0
     113                                                                                                  20,600
     115                                                                                                       0
     116                                                                                                     NAP
     118                                                                                                  42,112
     120                                                                                                  56,120
     121                                                                                                  99,842
     122                                                                                                  48,187
     124                                                                                                  75,000
-----------------------------------------------------------------------------------------------------------------
     126                                                                                                 174,828
    126a
    126b
    126c
-----------------------------------------------------------------------------------------------------------------
     127                                                                                                  34,848
     132                                                                                                       0
     133                                                                                                  88,740
     139                                                                                                       0
     143                                                                         0 ($36,917 from 1/11/10-7/11/16)
     146                                                                                                     NAP
     148                                                                                                  87,030
     149                                                                                                     NAP
     151                                                                                                       0
     152                                                                                                     NAP
     153                                                                                                       0
     154                                                                                                  64,348
     157                                                                                                       0
     158                                                                                                       0
     159                                                                                                  78,554
     160                                                                                                  79,182
     162                                                                                                       0
     163                                                                                                       0
     164                                                                                                       0
     165                                                                                                     NAP
     166                                                                                                  80,666
     167                                                                                                  10,713
     169                                                                                                  42,594
     172                                                                                                       0
     174                                                                                                  43,798
     176                                                                                                  33,990
     178                                                                                                  11,667
     179                                                                                                       0
     181                                                                                                     NAP
     183                                                                                                  46,986
     184                                                                                                  19,823
     186                                                                                                     NAP
     187                                                                                                  50,617
     190                                                                                                  36,210
     191                                                                                                  13,578
     194                                                                                                  22,500
     196                                                                                                       0
     197                                                                                                     NAP
     200                                                                                                  17,514
     201                                                                                                     NAP
     202                                                                                                       0
     203                                                                                                       0
     210                                                                                                   7,500
     211                                                                                                       0
     213                                                                                                  13,334
     215                                                                                                       0
     224                                                                                                  10,196

                                   Initial
                                   Deferred                      Initial
                                  Maintenance                 Environmental
 Loan Number                        Deposit                      Deposit                            Holdback Reserve
---------------------------------------------------------------------------------------------------------------------------

      3                                  0                         0
      4                          2,274,875                         0
---------------------------------------------------------------------------------------------------------------------------
      5                                  0                         0
     5a
     5b
     5c
     5d
---------------------------------------------------------------------------------------------------------------------------
      9                                  0                         0
     14                             91,526                         0
     15                                  0                         0
     17                                  0                         0
     22                                  0                         0
     24                                  0                         0
---------------------------------------------------------------------------------------------------------------------------
     25                                  0                         0
     25a                                 0                         0
     25b                                 0                         0
     25c                                 0                         0
---------------------------------------------------------------------------------------------------------------------------
     26                                  0                         0
     27                             30,625                         0
     28                              4,350                         0
     33                                  0                         0
     36                                  0                         0
     37                                  0                         0
     38                                  0                         0
     41                                  0                         0                                               378,749
     43                                  0                         0
     45                            200,000                         0
     47                                  0                         0
     48                                  0                         0
     50                                  0                         0
     51                                  0                         0
     52                             21,363                         0                                             1,511,000
     53                                  0                         0
     58                                  0                         0
     59                                  0                   100,000
     62                                  0                         0
     64                                  0                         0
     65                             29,706                     3,250
     66                                  0                         0
     67                                  0                         0
     68                                  0                         0
     69                                  0                         0
     70                                  0                         0
     73                                  0                         0
     75                             40,495                         0                                               450,000
     78                            313,605                         0
     80                                  0                         0
---------------------------------------------------------------------------------------------------------------------------
     81                              9,063                                                                       1,900,000
     81a                                 0
     81b                                 0
---------------------------------------------------------------------------------------------------------------------------
     83                                  0                         0
     86                                  0                         0
     87                              5,000                   825,000
     88                                  0                         0
     89                                  0                         0                                             1,225,000
     91                             26,500                         0
---------------------------------------------------------------------------------------------------------------------------

     93                             25,000                         0                                               100,000
     94                                  0                         0
---------------------------------------------------------------------------------------------------------------------------
     96                            699,257                         0
     97                             31,250                         0
     98                                  0                         0
     99                             17,025                         0                                               550,000
     100                             7,375                         0
     101                            71,500                         0
     102                             6,250                         0
     103                                 0                         0
     104                                 0                         0
     105                             1,875                         0
     106                                 0                         0
     108                                 0                         0
     109                             7,438                         0
     112                                 0                         0
     113                            39,325                         0                                             1,150,000
     115                           739,444                         0
     116                            31,250                         0
     118                            36,875                         0
     120                            44,912                         0
     121                            60,556
     122                                 0                         0
     124                                 0                         0
---------------------------------------------------------------------------------------------------------------------------
     126                            63,820                                                                         828,000
    126a
    126b
    126c
---------------------------------------------------------------------------------------------------------------------------
     127                                 0                         0
     132                            16,144                         0
     133                             8,063                                                                          75,000
     139                                 0                         0
     143                                 0                         0
     146                                 0                         0
     148                                 0                         0
     149                                 0                         0
     151                                 0                         0
     152                                 0                         0
     153                                 0                         0
     154                                 0                         0
     157                           121,188                         0
     158                                 0                         0
     159                                 0
     160                               913                         0
     162                            55,625
     163                                 0                         0
     164                                 0                         0
     165                             2,500                         0
     166                                 0                         0
     167                                 0                         0
     169                                 0                         0                                               235,000
     172                           169,875                         0
     174                                 0                         0                                               253,000
     176                                 0                         0
     178                                 0                         0
     179                                 0                         0
     181                           395,494                         0
     183                            62,000                    18,750
     184                                 0                         0
     186                                 0                     1,250
     187                                 0                         0
     190                                 0                         0
     191                            42,000                                                                         200,000
     194                                 0                         0
     196                                 0                         0
     197                            10,656
     200                                 0                         0
     201                            20,625                         0
     202                                 0                         0
     203                                 0                         0
     210                             8,750
     211                                 0                         0
     213                            21,500                         0
     215                                 0                         0
     224                                 0                         0

 Loan Number     LOC                                                                     Environmental Insurance Policy
------------------------------------------------------------------------------------------------------------------------------------

      3
      4
------------------------------------------------------------------------------------------------------------------------------------
      5
     5a
     5b
     5c
     5d
------------------------------------------------------------------------------------------------------------------------------------
      9
     14
     15
     17
     22
     24
------------------------------------------------------------------------------------------------------------------------------------
     25
     25a
     25b
     25c
------------------------------------------------------------------------------------------------------------------------------------
     26
     27
     28
     33
     36
     37
     38
     41
     43
     45
     47           Yes, $750,000 LOC for TI/LC
     48
     50
     51           Yes, LOCs totaling $681,228 for tenant security deposit
     52
     53
     58
     59                                                                                             Yes, pollution liability policy
     62
     64
     65
     66
     67           Yes, two LOCs for tenant gap rent (Shoprite $146,026.66;
                  Radio Shack $27,926.50)
     68
     69
     70
     73
     75
     78
     80
------------------------------------------------------------------------------------------------------------------------------------
     81
     81a
     81b
------------------------------------------------------------------------------------------------------------------------------------
     83
     86           Yes, $1,000,000 LOC for Tenant holdback
     87           Yes, $50,000 LOC for TI/LC
     88
     89
     91
------------------------------------------------------------------------------------------------------------------------------------

     93
     94
------------------------------------------------------------------------------------------------------------------------------------
     96
     97
     98
     99
     100
     101
     102
     103
     104
     105
     106
     108
     109
     112                                                                            Yes, Underground Storage Tank Liability provided
                                                                                                           by Giant for fuel station
     113
     115
     116
     118
     120
     121
     122
     124
------------------------------------------------------------------------------------------------------------------------------------
     126
    126a
    126b
    126c
------------------------------------------------------------------------------------------------------------------------------------
     127
     132
     133
     139                                                                                  Yes, Underground Storage Tank Liability
                                                                                                provided by Giant for fuel station
     143
     146
     148
     149
     151
     152
     153
     154
     157
     158
     159
     160
     162
     163
     164
     165
     166
     167
     169
     172
     174
     176
     178
     179
     181
     183
     184
     186
     187
     190
     191
     194
     196
     197
     200
     201
     202
     203
     210
     211
     213
     215
     224

                                       A-1